Putnam
Tax-Free
Insured
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-04


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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We would like to call your attention to new information now being included in shareholder reports. Following the performance tables in the Performance Summary, you can find expense and risk comparisons as well as portfolio turnover information for your fund. The expense information lets you estimate the amount you have paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and lets you compare these expenses with the average expense level for your fund's peer group, as tracked by Lipper, an independent fund-rating company. The risk comparison information illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. The portfolio turnover information explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. It also compares your fund's portfolio turnover rate with that of its industry peers, as measured by Lipper. We believe all of this information can be valuable to you and your financial advisor when you make decisions about your financial program.

In the municipal bond market, as interest rates moved up high-yield securities performed relatively better than issues with high credit ratings. However, thanks to its duration strategy, the improving performance of California municipal bonds, and advance refundings of two key holdings, Putnam Tax-Free Insured Fund delivered solid returns for the fiscal year ended July 31, 2004. In the following pages, the managers describe how market conditions changed during the year and how the fund responded. They also outline their expectations for the coming months.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

September 15, 2004


Report from Fund Management

Fund highlights

 * Putnam Tax-Free Insured Fund's total return for the fiscal year ended July 31, 2004 was 5.20% for class A shares at net asset value (NAV) and 0.22% at public offering price (POP).

 * The fund's relatively short duration strategy and differences in credit quality caused its results to lag its benchmark, the Lehman Municipal Bond Index, which returned 5.78% for the same period.

 * Price appreciation from two bond refundings and the performance of its California holdings helped keep the return at NAV in line with the average for the Lipper Insured Municipal Debt Funds category, which was 5.13% for the 12-month period.

 * See the Performance Summary beginning on page 7 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

When interest rates generally declined earlier in the fiscal year, lower-quality bonds outperformed the high-quality, insured bonds that make up your fund's portfolio. This, along with our conservative duration strategy, put the fund at a slight disadvantage. Consequently, its performance for fiscal 2004 lagged that of the Lehman Municipal Bond Index -- a broad-based index that includes lower-quality bonds. However, its relatively short duration -- which translated into reduced interest-rate sensitivity -- benefited the fund in the spring and early summer when interest rates rose. Within the universe of bonds available to this fund, its emphasis on bonds maturing in the 15- to 20-year range was a positive during the year, as shorter-term bonds maturing in five years or less lagged the market. Moreover, as California's credit rating began to improve later in the year, the fund's relatively substantial position in California insured bonds rose with the market. Some of the fund's individual California holdings saw their underlying ratings upgraded, and two Pennsylvania School District bonds that were advance refunded provided additional appreciation. These factors combined to produce results that kept the fund in line with the average for its Lipper category.

FUND PROFILE

Putnam Tax-Free Insured Fund invests in bonds that are insured as to timely payment of principal and interest, escrowed by securities guaranteed by the U.S. government, and/or bonds that are rated AAA (or the equivalent), which is the highest credit rating available. The fund is intended and may be appropriate for investors seeking high current income free from federal income tax.


Market overview

Municipal bond yields drifted irregularly lower between the beginning of August 2003 and early March 2004, and then rose dramatically in the spring and early summer before subsiding again at the end of the fiscal year. Since bond prices move in the opposite direction of interest rates, this meant that returns were positive in the first part of the year, fell off in the early summer, and then rose again in the closing weeks of the fiscal year.

Economic growth seemed lackluster and inflation was tame for most of the fiscal year, but data released in March was surprisingly strong, bringing back inflation fears and sending yields higher. The yield on 10-year, AAA municipal bonds rose about 1% from mid March through early June, but declined by about 0.5% in between early June and the end of July. On June 30, the Federal Reserve Board raised the federal funds rate (the rate banks charge one another on overnight loans) from 1.0% to 1.25%, and followed this with an increase to 1.50% just after the end of the period. Note, however, that these moves have more influence on the short end of the market than on the longer-term bonds that make up the majority of your fund's holdings.

For the fiscal year as a whole, the yield curve flattened, as rates on bonds maturing in the one- to five-year range rose, while rates on bonds maturing in 15 to 30 years fell. The best-performing area of the curve was the 15-20 year range. California bonds -- including insured bonds -- improved as the state appeared to be taking steps to improve its financial health. In May, California issued the first portion of its recently approved $15 billion bond issue to help alleviate the state's budget crisis.

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MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          5.78%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.84%
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  4.67%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)                7.72%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.17%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             17.06%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 25.05%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/04.
-------------------------------------------------------------------------------


Strategy overview

Duration is a measure of a fund's sensitivity to changes in interest rates. A short duration may protect principal when interest rates are rising, but it can reduce the fund's appreciation potential when rates fall. The fund began the fiscal period with a relatively short duration as a defensive measure. In August 2003, we changed to a more neutral stance, striving to make the fund about equal in sensitivity to interest rate changes as the overall market.

We reduced the fund's duration further in the fall and winter months, as increasing evidence that the economy was growing rekindled inflation concerns and the prospect of rising interest rates. In fact, bond yields generally declined in the first half of the year, so our strategy at that time detracted somewhat from the fund's relative performance. However, we believed a more defensive posture was warranted. When rates spiked dramatically in March and April, this positioning paid off. Since then, we have allowed the fund's duration to edge back toward neutral, although it is still slightly defensive because we expect rates to rise further in coming months.

During most of the fiscal year, the fund emphasized non-callable bonds -- bonds that the issuer is not permitted to redeem (or call) before the maturity date. These issues performed well as rates fell through March 2004, but during the spring we began to moderate this position, selling non-callable bonds and purchasing callable issues scheduled to mature in the 15- to 20-year range. We believe callable bonds may perform better than non-callable bonds if interest rates continue to rise and the yield curve flattens further.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                       as of 7/31/03     as of 1/31/04     as of 7/31/04

Average effective
maturity in years          9.2               8.1               7.3

Duration in years          6.4               5.9               5.5

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

The fund benefited during the year when two of its bonds -- both issued by the Philadelphia, Pennsylvania School District -- were advance refunded. One was scheduled to mature in 2031 and the other in 2018. Both will now be called away in 2012, but both have appreciated in value. Just as homeowners refinance mortgages when interest rates decline, a refunded bond is created when municipalities refinance older bonds they issued when rates were higher. Unlike a home mortgage, however, the original municipal bond remains outstanding, with a shorter potential maturity, as the call date effectively becomes the new maturity date. The municipality uses the proceeds of the older bond to buy a portfolio of U.S. Treasury securities, creating an escrow account that provides the backing for interest and principal payments on the refunded bonds. Refunded bonds typically enjoy the equivalent of AAA-rated quality.

The fund also benefited from its relatively large position in California State Department of Water Resources insured bonds. Investors have begun to feel more confident that California is addressing its financial issues. As the state's plans to improve its finances gained acceptance in the market, demand has picked up for all California bonds, pushing prices up. Another boost to California bond prices came from credit upgrades. The state's credit rating was upgraded by Moody's in May to A3 from Baa1. Moody's also upgraded the Department of Water Resources bonds to A2 from A3 in July. While your fund's bonds are insured and therefore perceived as less risky than uninsured bonds, their prices still benefit from improvement in their underlying credit ratings and the resulting increase contributed to the fund's performance.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (93.1%)

A-1 (2.7%)

VMIG1 (4.2%)

Footnote reads:
As a percentage of market value as of 7/31/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Early in 2004, lingering unemployment had been an anomaly in an otherwise robust economic recovery. However, in early April, employment data began to show a marked improvement in job creation. We believe the economy will continue to grow -- albeit at a slower rate -- and that the underlying strength in the economy will foster higher interest rates in the future. We also expect the Fed to raise the federal funds rate several times between now and June 2005. This should contribute to further flattening in the yield curve, as we believe short-term interest rates are likely to rise faster than long rates.

In keeping with our views, the fund's duration is now being managed to maintain the portfolio in a more defensive mode. We plan to continue our focus on callable bonds and will also continue our policy of seeking diversification by sector and issuer. As always, we will closely monitor market conditions and seek to manage the fund's risk/return profile as we pursue an attractive level of tax-free income from insured bonds.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Shares of this fund are not insured, and their prices will fluctuate with market conditions. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Performance summary

This section shows your fund's performance during its fiscal year, which ended July 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/04
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (9/20/93)              (9/9/85)             (7/26/99)              (6/1/95)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
1 year                     5.20%      0.22%      4.52%     -0.48%      4.40%      3.40%      4.93%      1.54%
---------------------------------------------------------------------------------------------------------------
5 years                   30.87      24.71      27.49      25.49      25.91      25.91      28.92      24.70
Annual average             5.53       4.51       4.98       4.65       4.72       4.72       5.21       4.51
---------------------------------------------------------------------------------------------------------------
10 years                  73.00      64.83      66.34      66.34      59.60      59.60      67.55      62.17
Annual average             5.63       5.12       5.22       5.22       4.79       4.79       5.30       4.95
---------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.98       6.70       6.73       6.73       6.42       6.42       6.77       6.58
---------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares for the periods prior to the initial issuance of such shares is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares.

A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.


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COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/04
-----------------------------------------------------------------------
                               Lehman           Lipper Insured
                              Municipal      Municipal Debt Funds
                             Bond Index        category average*
-----------------------------------------------------------------------
1 year                           5.78%               5.13%
-----------------------------------------------------------------------
5 years                         34.28               28.11
Annual average                   6.07                5.07
-----------------------------------------------------------------------
10 years                        85.64               69.84
Annual average                   6.38                5.43
-----------------------------------------------------------------------
Annual average
(life of fund)                   7.88                7.15
-----------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 7/31/04, there were 53, 45, and 28 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/31/94 to 7/31/04

                  Fund's class A        Lehman Municipal
Date               shares at POP           Bond Index

7/31/94                9,550                10,000
7/31/95               10,062                10,787
7/31/96               10,963                11,499
7/31/97               11,787                12,678
7/31/98               12,514                13,438
7/31/99               12,592                13,824
7/31/00               13,221                14,420
7/31/01               14,459                15,874
7/31/02               15,310                16,939
7/31/03               15,715                17,549
7/31/04              $16,483               $18,564

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,634 and $15,960, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $16,755 ($16,217 at public offering price). See first page of performance section for performance calculation method.


----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/04
----------------------------------------------------------------------------------------------------
                                  Class A        Class B       Class C         Class M
----------------------------------------------------------------------------------------------------
Distributions (number)                 12             12            12              12
----------------------------------------------------------------------------------------------------
Income 1                           $0.527061      $0.429185     $0.406489       $0.482883
----------------------------------------------------------------------------------------------------
Capital gains 1
----------------------------------------------------------------------------------------------------
Long-term                          $0.204000      $0.204000     $0.204000       $0.204000
----------------------------------------------------------------------------------------------------
Short-term                         $0.052500      $0.052500     $0.052500       $0.052500
----------------------------------------------------------------------------------------------------
Total                              $0.783561      $0.685685     $0.662989       $0.739383
----------------------------------------------------------------------------------------------------
Share value:                    NAV        POP        NAV           NAV       NAV        POP
----------------------------------------------------------------------------------------------------
7/31/03                        $14.93     $15.67     $14.95        $14.95    $14.97     $15.47
----------------------------------------------------------------------------------------------------
7/31/04                         14.92      15.62*     14.94         14.94     14.96      15.46
----------------------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------------------
Current dividend rate 2         3.30%      3.15%      2.65%         2.50%     3.00%      2.90%
----------------------------------------------------------------------------------------------------
Taxable equivalent 3            5.08       4.85       4.08          3.85      4.62       4.46
----------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4      3.01       2.88       2.37          2.22      2.72       2.63
----------------------------------------------------------------------------------------------------
Taxable equivalent 3            4.63       4.43       3.65          3.42      4.18       4.05
----------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 35.00% federal tax rate for 2004. Results for investors subject to lower tax rates would not be advantageous.

 4 Based only on investment income, calculated using SEC guidelines.


---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (9/20/93)              (9/9/85)             (7/26/99)              (6/1/95)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
1 year                    -0.36%     -5.08%     -1.00%     -5.73%     -1.19%     -2.14%     -0.61%     -3.90%
---------------------------------------------------------------------------------------------------------------
5 years                   29.40      23.23      26.07      24.07      24.23      24.23      27.47      23.28
Annual average             5.29       4.27       4.74       4.41       4.43       4.43       4.97       4.28
---------------------------------------------------------------------------------------------------------------
10 years                  73.51      65.33      66.84      66.84      60.16      60.16      67.97      62.53
Annual average             5.67       5.16       5.25       5.25       4.82       4.82       5.32       4.98
---------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.93       6.65       6.68       6.68       6.37       6.37       6.72       6.54
---------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax-Free Insured Fund from February 1, 2004, to July 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 7/31/04
-----------------------------------------------------------------------
                         Class A    Class B    Class C    Class M
-----------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.32      $7.57      $8.31      $5.82
-----------------------------------------------------------------------
Ending value (after
expenses)               $996.80    $993.20    $992.30    $994.90
-----------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2004, use the calculation method below. To find the value of your investment on February 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 02/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
----------------------------------------------------------------------------
                                                                    Total
Value of your                             Expenses paid             expenses
investment on 2/1/04 [DIV]  $1,000   X    per $1,000             =  paid
----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
----------------------------------------------------------------------------
$10,000              [DIV]  $1,000   X  $4.32 (see table above)  = $43.20
----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 7/31/04
----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.37      $7.66      $8.42      $5.89
----------------------------------------------------------------------------
Ending value (after
expenses)             $1,020.81  $1,017.55  $1,016.79  $1,019.30
----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
----------------------------------------------------------------------------
                             Class A    Class B    Class C    Class M
----------------------------------------------------------------------------
Your fund's annualized
expense ratio+                0.86%      1.51%      1.66%      1.16%
----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                       0.93%      1.58%      1.73%      1.23%
----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.


++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C and M shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Tax-Free
Insured Fund                 27%        43%        55%        37%        22%
------------------------------------------------------------------------------
Lipper Insured Municipal
Debt Funds Average           58%        61%        54%        49%        69%
------------------------------------------------------------------------------

   Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year, with the exception of 2004 data. Lipper data for 2004 represents the average turnover for each fund in the category for its most recent fiscal year and for which data is available as of 6/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.25

Municipal bond
fund average           0.22

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
Putnam Tax-Free Insured Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free Insured Fund (the "fund") at July 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2004


The fund's portfolio
July 31, 2004

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
RAN                   Revenue Anticipation Notes
VRDN                  Variable Rate Demand Notes
XLCA                  XL Capital Assurance

Municipal bonds and notes (99.6%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (2.8%)
-------------------------------------------------------------------------------
    $3,000,000 Alabama A&M U. Rev. Bonds, MBIA,
               6 1/2s, 11/1/25                       Aaa             $3,236,250
     7,500,000 Jefferson Cnty., Swr. Rev. Bonds,
               FGIC, 5 3/4s, 2/1/38                  AAA              8,418,750
                                                                 --------------
                                                                     11,655,000

Alaska (2.8%)
-------------------------------------------------------------------------------
               AK State Hsg. Fin. Corp. Rev. Bonds,
               Ser. A
     6,000,000 MBIA, 5.9s, 12/1/19                   Aaa              6,172,500
     4,945,000 4.4s, 12/1/31                         Aaa              5,093,350
                                                                 --------------
                                                                     11,265,850

Arkansas (0.5%)
-------------------------------------------------------------------------------
     2,000,000 Little Rock G.O. Bonds (Cap. Impt.),
               FSA,  3.95s, 4/1/19                   Aaa              1,950,000

California (10.1%)
-------------------------------------------------------------------------------
     2,105,000 Alvord, G.O. Bonds, Ser. A, MBIA,
               5.9s, 2/1/20                          Aaa              2,465,481
    12,000,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A, AMBAC, 5 1/2s,
               5/1/13                                Aaa             13,425,000
     1,000,000 CA State Econ. Recvy. G.O. Bonds,
               Ser. A, MBIA, 5s, 7/1/12              Aaa              1,092,500
     3,000,000 CA Statewide Cmnty. Dev. Auth. COP
               (Motion Picture & TV Fund), AMBAC,
               5.35s, 1/1/24                         Aaa              3,082,500
     2,475,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds  (Tobacco
               Settlement), Ser. B, AMBAC, 5s,
               6/1/38                                Aaa              2,403,844
     7,000,000 San Diego Cnty., Wtr. Auth. COP,
               FGIC,  5.681s, 4/23/08                Aaa              7,770,000
     2,000,000 San Diego, Unified School Dist. G.O.
               Bonds (Election of 1998), Ser. E,
               FSA, 5 1/4s, 7/1/19                   Aaa              2,152,500
     3,680,000 Santa Ana, Fin. Auth. Lease
               Rev. Bonds (Police Admin. & Hldg.
               Fac.), Ser. A, MBIA, 6 1/4s, 7/1/17   Aaa              4,452,800
     3,905,000 Vallejo City, Unified School Dist.
               G.O. Bonds, Ser. A, MBIA, 5.9s,
               2/1/22                                Aaa              4,568,850
                                                                 --------------
                                                                     41,413,475

Colorado (2.8%)
-------------------------------------------------------------------------------
     1,000,000 CO Dept. of Trans. RAN, 6s, 6/15/06   Aaa              1,073,750
       689,000 CO Hlth. Fac. Auth. Rev. Bonds
               (Cmnty. Provider Pooled Loan
               Program), Ser. A, FSA, 7 1/4s,
               7/15/17                               Aaa                691,177
     5,000,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, MBIA, 5 1/2s, 11/15/25    Aaa              5,231,250
     4,000,000 Weld Cnty. School Dist. G.O. Bonds,
               FSA, 5 1/2s, 12/1/19                  Aaa              4,375,000
                                                                 --------------
                                                                     11,371,177

District of Columbia (1.0%)
-------------------------------------------------------------------------------
     1,000,000 DC COP, AMBAC, 5 1/4s, 1/1/09         AAA              1,078,750
     3,000,000 DC G.O. Bonds, Ser. A, FSA, 5 7/8s,
               6/1/05                                Aaa              3,107,910
                                                                 --------------
                                                                      4,186,660

Florida (7.3%)
-------------------------------------------------------------------------------
    13,675,000 Hernando Cnty., Rev. Bonds (Criminal
               Justice Complex Fin.), FGIC, 7.65s,
               7/1/16                                Aaa             18,239,031
     5,000,000 Orlando & Orange Cnty., Expressway
               Auth. Rev. Bonds, FGIC, 8 1/4s,
               7/1/14                                Aaa              6,750,000
     3,935,000 Sumter Cnty., School Dist.
               Rev. Bonds (Multi Dist. Loan
               Program), FSA, 7.15s, 11/1/15         Aaa              5,041,719
                                                                 --------------
                                                                     30,030,750

Georgia (1.7%)
-------------------------------------------------------------------------------
     3,360,000 Fulton Cnty., Dev. Auth. Rev. Bonds
               (Klaus Pkg. & Fam. Hsg. Project),
               MBIA, 5 1/4s, 11/1/20                 Aaa              3,603,600
       415,000 GA Muni. Elec. Pwr. Auth.
               Rev. Bonds, Ser. Y, AMBAC, 6.4s,
               1/1/13                                Aaa                489,700
     2,500,000 Muni. Elec. Auth. Rev. Bonds, AMBAC,
               5s, 1/1/26                            Aaa              2,681,250
                                                                 --------------
                                                                      6,774,550

Illinois (7.5%)
-------------------------------------------------------------------------------
     5,500,000 Chicago, G.O. Bonds, Ser. A, AMBAC,
               5 5/8s, 1/1/39                        Aaa              5,781,875
               Chicago, Board of Ed. G.O. Bonds,
               Ser. A
     2,000,000 FGIC, 5 1/4s, 12/1/20                 Aaa              2,215,000
     1,500,000 MBIA, 5 1/4s, 12/1/19                 Aaa              1,595,625
     4,385,000 Cook Cnty., G.O. Bonds, Ser. D,
               AMBAC, 5 1/4s, 11/15/21               Aaa              4,615,212
     1,000,000 Du Page Cnty., Cmnty. High School
               Dist. G.O. Bonds (Dist. No. 108 -
               Lake Park), FSA, 5.6s, 1/1/20         Aaa              1,091,250
     5,000,000 IL G.O. Bonds, Ser. 1, MBIA, 5 1/4s,
               10/1/19                               Aaa              5,325,000
     3,000,000 IL State G.O. Bonds, FGIC, 6s,
               11/1/26                               Aaa              3,480,000
     5,000,000 Regl. Trans. Auth. Rev. Bonds,
               Ser. A, AMBAC, 8s, 6/1/17             Aaa              6,668,750
                                                                 --------------
                                                                     30,772,712

Indiana (4.5%)
-------------------------------------------------------------------------------
               Brownsburg Ind. 1999 School Bldg.
               Corp. Rev. Bonds (1st Mtge.),
               Ser. A, FSA
     3,465,000 5 1/4s, 9/15/19                       AAA              3,707,550
     3,295,000 5 1/4s, 9/15/18                       AAA              3,542,125
     6,605,000 Center Grove, Bldg. Rev. Bonds,
               AMBAC, 5 1/2s, 1/15/26                Aaa              6,877,455
     1,000,000 Evansville Vanderburgh Pub. Leasing
               Corp. Rev. Bonds (1st Mtge.), MBIA,
               5 3/4s, 7/15/18                       Aaa              1,105,000
     3,135,000 IN Bond Bk. Common School
               Rev. Bonds, AMBAC,  5s, 2/1/06        Aaa              3,276,075
                                                                 --------------
                                                                     18,508,205

Louisiana (3.3%)
-------------------------------------------------------------------------------
        57,113 East Baton Rouge, Mtge. Fin. Auth.
               Rev. Bonds (Single Fam.), Ser. B,
               GNMA Coll., 8 1/4s, 2/25/11           AAA                 57,328
     5,730,000 Ernest N. Morial-New Orleans Exhibit
               Hall Auth. Special Tax, AMBAC, 5s,
               7/15/20                               AAA              6,023,662
     3,000,000 LA Rev. Bonds, Ser. A, AMBAC,
               5 3/8s, 6/1/19                        Aaa              3,225,000
     4,000,000 LA State U. & Agriculture &
               Mechanical College Rev. Bonds, MBIA,
               5 1/2s, 7/1/26                        Aaa              4,175,000
                                                                 --------------
                                                                     13,480,990

Massachusetts (3.4%)
-------------------------------------------------------------------------------
               MA State Special Oblig. Dedicated
               Tax Rev.  Bonds, FGIC
     1,000,000 5 1/4s, 1/1/24                        Aaa              1,045,000
     1,000,000 5 1/4s, 1/1/23                        Aaa              1,051,250
    11,000,000 5 1/4s, 1/1/22                        Aaa             11,632,500
                                                                 --------------
                                                                     13,728,750

Michigan (7.7%)
-------------------------------------------------------------------------------
       720,000 Detroit, Rev. Bonds, Ser. B, FGIC,
               5 1/4s, 7/1/20                        Aaa                761,400
     7,990,000 Detroit, City School Dist. G.O.
               Bonds (School Bldg. & Site Impt.),
               Ser. B, FGIC, 5s, 5/1/25              Aaa              8,049,925
     7,730,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.10s, 7/1/33                    VMIG1            7,730,000
       500,000 Kent, Hosp. Fin. Auth. Rev. Bonds
               (Spectrum Hlth. Care), Ser. A, MBIA,
               5 1/2s, 1/15/17                       AAA                545,000
     5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Mercy Hlth. Svcs.), Ser. A, AMBAC,
               6s, 8/15/34                           Aaa              5,431,250
               MI State Strategic Fund, Ltd.
               Rev. Bonds (Detroit Edison Co.),
               AMBAC
     4,000,000 7s, 5/1/21                            Aaa              5,125,000
     3,500,000 4.85s, 9/1/30                         Aaa              3,701,250
                                                                 --------------
                                                                     31,343,825

Mississippi (2.0%)
-------------------------------------------------------------------------------
     4,000,000 Mississippi Dev. Bank Special Oblig.
               Rev. Bonds (Cap. & Equip.), Ser. A,
               AMBAC, 5 5/8s, 7/1/31                 AAA              4,270,000
               MS Dev. Bk. Special Obligation
               Rev. Bonds (Waste Wtr. & Solid Waste
               Mgt.), Ser. A, FSA
     1,855,000 5 3/8s, 2/1/19                        Aaa              1,991,805
     1,755,000 5 3/8s, 2/1/18                        Aaa              1,895,400
                                                                 --------------
                                                                      8,157,205

Missouri (2.6%)
-------------------------------------------------------------------------------
    10,800,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN (Cox Hlth. Syst.), AMBAC,
               1.15s, 6/1/22                         A-1             10,800,000

Montana (0.4%)
-------------------------------------------------------------------------------
     1,725,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa              1,834,969

Nevada (2.1%)
-------------------------------------------------------------------------------
     8,295,000 Clark Cnty., Rev. Bonds, Ser. B,
               FGIC, 5 1/4s, 7/1/20                  Aaa              8,689,013

New Hampshire (1.4%)
-------------------------------------------------------------------------------
     5,000,000 NH State Tpk. Syst. Rev. Bonds,
               FGIC, 6.806s, 11/1/17                 Aaa              5,568,750

New Jersey (2.6%)
-------------------------------------------------------------------------------
    10,000,000 NJ Econ. Dev. Auth. Rev. Bonds
               (School Fac. Construction), Ser. F,
               FGIC, 5 1/4s, 6/15/21                 Aaa             10,637,500

New York (3.1%)
-------------------------------------------------------------------------------
               Nassau Cnty., Hlth. Care Syst.
               Rev. Bonds (Nassau Hlth. Care
               Corp.), FSA
     4,610,000 6s, 8/1/13                            Aaa              5,261,163
     2,285,000 6s, 8/1/12                            Aaa              2,604,900
               NY State Dorm. Auth. Rev. Bonds
               (Brooklyn Law School), Ser. B, XLCA
     2,270,000 5 3/8s, 7/1/22                        Aaa              2,426,063
     2,215,000 5 3/8s, 7/1/20                        Aaa              2,394,969
                                                                 --------------
                                                                     12,687,095

North Carolina (3.5%)
-------------------------------------------------------------------------------
     6,000,000 Metropolitan Pier & Exposition Auth.
               Rev. Bonds (McCormack Place
               Expansion Project), FGIC,
               5 1/2s, 12/15/24                      Aaa              6,330,000
     7,500,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. A,
               MBIA, 5 1/4s, 1/1/19                  AAA              7,978,125
                                                                 --------------
                                                                     14,308,125

Ohio (2.4%)
-------------------------------------------------------------------------------
     6,765,000 Cleveland, Wtr. Wks. Rev. Bonds,
               Ser. J, FSA, 5s, 1/1/06               Aaa              7,060,969
     1,000,000 Cleveland-Cuyahoga Cnty., Port.
               Auth. Rev. Bonds (Rock & Roll Hall
               of Fame), FSA, 3.6s, 12/1/14          Aaa              1,000,190
     1,535,000 Morley Library Dist. G.O. Bonds
               (Lake Cnty. Dist. Library), AMBAC,
               5 1/4s, 12/1/19                       Aaa              1,646,288
        45,000 OH Hsg. Fin. Agcy. Single Fam. Mtge.
               Rev. Bonds, Ser. 85-A, FGIC, zero %,
               1/15/15                               Aaa                 16,031
                                                                 --------------
                                                                      9,723,478

Oklahoma (0.8%)
-------------------------------------------------------------------------------
     3,000,000 OK City Arpt. Trust Rev. Bonds,
               Ser. A, FSA, 5 1/4s, 7/1/21           Aaa              3,112,500

Oregon (0.5%)
-------------------------------------------------------------------------------
     1,880,000 Salem-Keizer, School Dist. G.O.
               Bonds (No. 24J), FSA, 4s, 6/15/06     Aaa              1,948,150

Pennsylvania (3.5%)
-------------------------------------------------------------------------------
               PA State Pub. School Bldg. Auth.
               Rev. Bonds
     1,750,000 (Philadelphia School Dist.), FSA,
               5 1/2s, 6/1/28                        Aaa              1,900,938
     3,000,000 (Philadelphia School Dist.), 5 1/4s,
               6/1/25                                Aaa              3,108,750
               Philadelphia, School Dist. G.O.
               Bonds, Ser. A, FSA
     6,400,000 5 1/2s, 2/1/31                        Aaa              7,216,000
     2,000,000 5 1/2s, 2/1/18                        Aaa              2,255,000
                                                                 --------------
                                                                     14,480,688

Texas (10.2%)
-------------------------------------------------------------------------------
     2,500,000 Dallas, Indpt. School Dist. G.O.
               Bonds, PSFG, 5 1/4s, 2/15/19          Aaa              2,656,250
     1,250,000 Harris Cnty., Mandatory Put Bonds
               (Toll Road),  FGIC, 5s, 8/15/09       Aaa              1,350,000
     5,280,000 Houston, Arpt. Syst. Rev. Bonds,
               FSA, 5s, 7/1/21                       Aaa              5,418,600
     1,000,000 Houston, Cmnty. College Syst.
               Rev. Bonds (Student Fee), MBIA,
               5.1s, 4/15/06                         Aaa              1,050,000
               North Central TX Hlth. Fac. Dev.
               Corp. VRDN
     4,290,000 (Dates Hosp. Prsbytrn Med. Ctr),
               Ser. C, MBIA, 1.08s, 12/1/15          VMIG1            4,290,000
     5,100,000 (Hosp. Presbyterian Med. Ctr.),
               Ser. D, MBIA, 1.08s, 12/1/15          VMIG1            5,100,000
     4,000,000 San Antonio Wtr. Rev. Bonds, FSA,
               5 1/2s, 5/15/20                       Aaa              4,325,000
     8,000,000 San Antonio, Hotel Occupancy
               Mandatory Put Bonds,  Ser. B, AMBAC,
               5s, 8/15/08                           Aaa              8,640,000
     5,000,000 Tarrant Cnty., Hlth. Fac. Dev.
               Rev. Bonds  (TX Hlth. Res. Sys.),
               Ser. A, MBIA, 5 3/4s, 2/15/15         Aaa              5,625,000
     3,150,000 Victoria G.O. Bonds, FGIC, 5 1/2s,
               8/15/20                               Aaa              3,402,000
                                                                 --------------
                                                                     41,856,850

Utah (3.3%)
-------------------------------------------------------------------------------
               UT State Pwr. Supply Rev. Bonds
               (Intermountain Pwr. Agcy.), Ser. A,
               MBIA
     7,900,000 6.15s, 7/1/14 (prerefunded)           Aaa              8,620,875
     4,495,000 6.15s, 7/1/14                         Aaa              4,899,550
                                                                 --------------
                                                                     13,520,425

Washington (5.8%)
-------------------------------------------------------------------------------
    10,000,000 Port of Seattle Rev. Bonds, Ser. A,
               FGIC, 5 1/2s, 10/1/22                 Aaa             10,712,500
               WA State Pub. Pwr. Supply Syst.
               Rev. Bonds
     6,000,000 (Nuclear No. 3), Ser. B, MBIA,
               7 1/8s, 7/1/16                        Aaa              7,567,500
     5,000,000 (Nuclear No. 1), Ser. A, AMBAC,
               5.7s, 7/1/09                          Aaa              5,393,750
                                                                 --------------
                                                                     23,673,750
-------------------------------------------------------------------------------
               Total Investments
               (cost $389,048,642)                                 $407,480,442
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $409,310,843.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2004. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

      The rates shown on VRDN are the current interest rates shown at July 31, 2004.

      The fund had the following industry group concentrations greater than 10% at July 31, 2004 (as a percentage of net assets):

           Utilities               22.6%
           Transportation          11.7

      The fund had the following insurance concentrations greater than 10% at July 31, 2004 (as a percentage of net assets):

           FGIC                    28.4%
           AMBAC                   27.0
           MBIA                    21.7
           FSA                     19.6

      The dates shown on Mandatory Put Bonds are the next Mandatory Put dates.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
July 31, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$389,048,642) (Note 1)                                           $407,480,442
-------------------------------------------------------------------------------
Cash                                                                  997,044
-------------------------------------------------------------------------------
Interest and other receivables                                      3,863,535
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                  8,621
-------------------------------------------------------------------------------
Total assets                                                      412,349,642

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 430,957
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,089,148
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            797,416
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          344,252
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             90,904
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 58,180
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              754
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                138,797
-------------------------------------------------------------------------------
Other accrued expenses                                                 88,391
-------------------------------------------------------------------------------
Total liabilities                                                   3,038,799
-------------------------------------------------------------------------------
Net assets                                                       $409,310,843

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $391,599,358
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          177,935
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                (898,250)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         18,431,800
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $409,310,843

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($287,528,081divided by 19,273,831 shares)                             $14.92
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $14.92)*                $15.62
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($110,497,695 divided by 7,395,905 shares)**                           $14.94
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,096,734 divided by 675,621 shares)**                              $14.94
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,188,333 divided by 79,441 shares)                                  $14.96
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.96)***              $15.46
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended July 31, 2004

Interest income:                                                  $20,386,706
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,352,992
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        554,164
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             18,600
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        8,805
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 654,763
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,110,649
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 118,319
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   7,184
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                            7,417
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                      (7,417)
-------------------------------------------------------------------------------
Other                                                                 132,330
-------------------------------------------------------------------------------
Total expenses                                                      4,957,806
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (43,432)
-------------------------------------------------------------------------------
Net expenses                                                        4,914,374
-------------------------------------------------------------------------------
Net investment income                                              15,472,332
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    5,042,151
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year          4,246,111
-------------------------------------------------------------------------------
Net gain on investments                                             9,288,262
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $24,760,594
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended July 31
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $15,472,332      $19,790,355
-------------------------------------------------------------------------------
Net realized gain on investments                   5,042,151        9,620,709
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                     4,246,111      (15,397,222)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        24,760,594       14,013,842
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
Class A                                             (155,348)              --
-------------------------------------------------------------------------------
Class B                                              (63,444)              --
-------------------------------------------------------------------------------
Class C                                               (5,724)              --
-------------------------------------------------------------------------------
Class M                                                 (621)              --
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                          (11,278,226)     (14,369,544)
-------------------------------------------------------------------------------
Class B                                           (3,653,149)      (5,127,156)
-------------------------------------------------------------------------------
Class C                                             (313,118)        (404,425)
-------------------------------------------------------------------------------
Class M                                              (45,600)         (74,312)
-------------------------------------------------------------------------------
From net realized short-term gain on investments
Class A                                           (1,116,737)      (1,102,803)
-------------------------------------------------------------------------------
Class B                                             (456,430)        (484,680)
-------------------------------------------------------------------------------
Class C                                              (41,167)         (39,443)
-------------------------------------------------------------------------------
Class M                                               (4,466)          (6,442)
-------------------------------------------------------------------------------
From net realized long-term gain on investments
Class A                                           (4,339,321)      (7,592,845)
-------------------------------------------------------------------------------
Class B                                           (1,773,555)      (3,337,034)
-------------------------------------------------------------------------------
Class C                                             (159,963)        (271,570)
-------------------------------------------------------------------------------
Class M                                              (17,352)         (44,356)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                           (126,651,035)       4,531,446
-------------------------------------------------------------------------------
Total decrease in net assets                    (125,314,662)     (14,309,322)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                534,625,505      548,934,827
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $177,935 and $7,773,
respectively)                                   $409,310,843     $534,625,505
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $14.93          $15.46          $15.18          $14.52          $14.72
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .53             .58             .67             .71             .73
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .25            (.16)            .27             .66            (.20)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .78             .42             .94            1.37             .53
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.53)           (.59)           (.66)           (.71)           (.73)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                              (.26)           (.36)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.79)           (.95)           (.66)           (.71)           (.73)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $14.92          $14.93          $15.46          $15.18          $14.52
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      5.20            2.71            6.38            9.63            3.86
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $287,528        $368,419        $363,096        $322,302        $260,637
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                    .85             .84             .82             .83             .81
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   3.49            3.76            4.39            4.74            5.15
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     26.81           42.88           54.72           36.91           22.45
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $14.95          $15.48          $15.20          $14.54          $14.74
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .44             .48             .59             .65             .68
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .24            (.16)            .27             .66            (.20)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .68             .32             .86            1.31             .48
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.43)           (.49)           (.58)           (.65)           (.68)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                              (.26)           (.36)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.69)           (.85)           (.58)           (.65)           (.68)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $14.94          $14.95          $15.48          $15.20          $14.54
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      4.52            2.04            5.81            9.18            3.44
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $110,498        $150,266        $171,801        $196,934        $238,508
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.50            1.49            1.35            1.23            1.21
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   2.83            3.10            3.86            4.34            4.75
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     26.81           42.88           54.72           36.91           22.45
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $14.95          $15.49          $15.21          $14.53          $14.72
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .41             .46             .55             .59             .62
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .25            (.17)            .27             .68            (.19)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .66             .29             .82            1.27             .43
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.41)           (.47)           (.54)           (.59)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                              (.26)           (.36)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.67)           (.83)           (.54)           (.59)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $14.94          $14.95          $15.49          $15.21          $14.53
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      4.40            1.82            5.53            8.89            3.11
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $10,097         $13,793         $11,885          $9,638          $1,123
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.65            1.64            1.62            1.63            1.61
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   2.69            2.95            3.58            3.88            4.33
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     26.81           42.88           54.72           36.91           22.45
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $14.97          $15.50          $15.22          $14.56          $14.76
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .49             .54             .62             .66             .69
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .24            (.16)            .28             .67            (.20)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .73             .38             .90            1.33             .49
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.48)           (.55)           (.62)           (.67)           (.69)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                              (.26)           (.36)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.74)           (.91)           (.62)           (.67)           (.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $14.96          $14.97          $15.50          $15.22          $14.56
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      4.93            2.40            6.05            9.28            3.55
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $1,188          $2,148          $2,154          $1,696          $2,692
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.15            1.14            1.12            1.13            1.11
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   3.19            3.45            4.08            4.45            4.82
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     26.81           42.88           54.72           36.91           22.45
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
July 31, 2004

Note 1
Significant accounting policies

Putnam Tax-Free Insured Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares but lower than class C shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class A, class B, and class M shares, do not pay front-end sales charge but have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003 the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2004, the fund reclassified $213,060 to decrease distribution in excess of net investment income with an increase to accumulated net realized losses of $213,060.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $19,748,113
Unrealized depreciation             (1,316,451)
                                  ------------
Net unrealized appreciation         18,431,662
Undistributed tax exempt inco          605,538
Undistributed short-term gain          664,261
Undistributed long-term gain           833,998
Cost for federal income
tax purposes                      $389,048,780


F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended July 31, 2004, the fund paid PFTC $502,032 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2004, the fund's expenses were reduced by $43,432 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $715 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $5,728 and $98 from the sale of class A and class M shares, respectively, and received $343,640 and $7,229 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2004, Putnam Retail Management, acting as underwriter, received $24,804 on class A redemptions.


Note 3
Purchases and sales of securities

During the year ended July 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $115,053,299 and $255,005,184, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At July 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,526,106       $22,970,728
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       806,782        12,201,957
----------------------------------------------------------------
                                     2,332,888        35,172,685

Shares repurchased                  (7,736,415)     (116,948,642)
----------------------------------------------------------------
Net decrease                        (5,403,527)     $(81,775,957)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,792,511       $89,388,859
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       632,380         9,775,790
----------------------------------------------------------------
                                     6,424,891        99,164,649

Shares repurchased                  (5,234,878)      (81,026,185)
----------------------------------------------------------------
Net increase                         1,190,013       $18,138,464
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            312,701        $4,732,438
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       261,180         3,956,188
----------------------------------------------------------------
                                       573,881         8,688,626

Shares repurchased                  (3,227,983)      (48,853,704)
----------------------------------------------------------------
Net decrease                        (2,654,102)     $(40,165,078)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,840,319       $28,474,156
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       193,767         3,000,465
----------------------------------------------------------------
                                     2,034,086        31,474,621

Shares repurchased                  (3,081,309)      (47,565,208)
----------------------------------------------------------------
Net decrease                        (1,047,223)     $(16,090,587)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             72,319        $1,100,638
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        27,782           420,728
----------------------------------------------------------------
                                       100,101         1,521,366

Shares repurchased                    (346,772)       (5,260,747)
----------------------------------------------------------------
Net decrease                          (246,671)      $(3,739,381)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            469,861        $7,304,731
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        19,513           302,204
----------------------------------------------------------------
                                       489,374         7,606,935

Shares repurchased                    (334,567)       (5,197,211)
----------------------------------------------------------------
Net increase                           154,807        $2,409,724
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              4,299           $64,701
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         3,905            59,209
----------------------------------------------------------------
                                         8,204           123,910

Shares repurchased                     (72,228)       (1,094,529)
----------------------------------------------------------------
Net decrease                           (64,024)        $(970,619)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             24,513          $380,235
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         3,962            61,418
----------------------------------------------------------------
                                        28,475           441,653

Shares repurchased                     (23,949)         (367,808)
----------------------------------------------------------------
Net increase                             4,526           $73,845
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds. For the period ended July 31, 2004, Putnam Management has assumed $7,417 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The fund has designated 98.55% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $3,031,493 as long term capital gain, for its taxable year ended July 31, 2004.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). And, prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company) and TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.


George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2004, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly
5.75%) and 4.50% for most income funds  (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam
  U.S. Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN043-216498  9/04


Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:
                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
July 31, 2004       $47,085*    $--             $5,912    $88
July 31, 2003       $50,317     $--             $5,598    $--

* Includes fees of $ 376 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended July 31, 2004 and July 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $139,628 and $79,193, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
June 30, 2004       $--             $--   $--         $--
June 30, 2003       $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Items 6. Schedule of Investments: Not applicable
---------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: September 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 27, 2004



Putnam
Tax-Free
High Yield
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-04

[GRAPHIC OMITTED: HARMONICA]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We would like to call your attention to new information now being included in shareholder reports. Following the performance tables in the Performance Summary, you can find expense and risk comparisons as well as portfolio turnover information for your fund. The expense information lets you estimate the amount you have paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and lets you compare these expenses with the average expense level for your fund's peer group, as tracked by Lipper, an independent fund-rating company. The risk comparison information illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. The portfolio turnover information explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. It also compares your fund's portfolio turnover rate with that of its industry peers, as measured by Lipper. We believe all of this information can be valuable to you and your financial advisor when you make decisions about your financial program.

Putnam Tax-Free High Yield Fund's fiscal year, which ended July 31, 2004, was favorable for high-yield municipal bonds and for the fund. As interest rates drifted irregularly down and the economy generally gained in strength, bond prices on the lower end of the quality spectrum rose more than higher-quality issues. Furthermore, capital appreciation from two prerefunded bonds and some hospital bond holdings enabled your fund to deliver competitive returns. In the following pages, the management team discusses market conditions, their strategies over the period, and their outlook for the coming months.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

September 15, 2004


Report from Fund Management

Fund highlights

 * Putnam Tax-Free High Yield Fund's total return for the fiscal year ended July 31, 2004, was 6.87% for class A shares at net asset value
   (NAV) and 1.81% at public offering price (POP).

 * Strong performance from two bonds that were prerefunded and from several hospital issues helped keep the fund's NAV performance ahead of its benchmark, the Lehman Municipal Bond Index, which returned 5.78% for the 12-month period.

 * For the same reasons, the fund's return at NAV was also slightly above the average return for its Lipper peer group, High Yield Municipal Debt Funds, which averaged 6.38% for the period.

 * See the Performance Summary beginning on page 7 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Market conditions generally favored high-yield bonds during the 12 months ended July 31, 2004. Interest rates drifted irregularly downward during much of the year, sending bond prices up. Since lower-quality bonds tend to be more sensitive to economic fluctuations, the fund's emphasis on these bonds during most of the period provided a favorable backdrop for strong performance. Our emphasis on bonds maturing in the 15- to 20-year range was a positive during much of the year. In addition, appreciation from two bonds that were advance refunded and several hospital issues helped to give the fund a performance edge. Two health-care facility bonds detracted from performance, but overall, the positives outweighed the negatives for the period.

FUND PROFILE

Putnam Tax-Free High Yield Fund seeks to provide a high level of current income free from federal income tax by investing in a diversified portfolio of lower-rated and investment-grade municipal bonds. The fund is intended and may be appropriate for investors seeking tax-advantaged income who are willing to accept some credit risk.

Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were volatile throughout the fiscal year. Yields trended irregularly downward for much of the period but corrected sharply from mid March through mid May in response to stronger economic data, before trending downward again toward the end of the fiscal year. As of July 31, 2004, yields on 10-year AAA-rated municipal bonds were slightly lower than they were 12 months ago.

Overall, the yield curve, which traces the difference in yield of bonds with different maturities, flattened during the fiscal year, as rates on bonds maturing in the one- to five-year range rose, while rates on bonds maturing in 15 to 30 years fell. The best-performing area of the curve was the 15-20 year range. At the same time, as confidence in the economy mounted, credit spreads generally narrowed, which means that the difference between higher- and lower-quality bonds diminished. The ratio of municipal bond yields to Treasury yields fell from 92% at the beginning of the fiscal year to 84% at year-end, after touching a low of about 80% in December.

However, surprisingly strong economic data released in March brought back concerns about inflation. At the end of June, the Federal Reserve Board raised the federal funds rate (the rate banks charge one another on overnight loans) from 1.0% to 1.25%, and followed this with an increase to 1.50% just after the end of the period. These actions, in our view, demonstrate that the Fed is currently more concerned about maintaining orderly, non-inflationary economic growth than it is about recession. Moreover, yields are still historically low, and the Fed's moves have a more immediate influence on the short end of the market than on the longer-term bonds that make up the majority of your fund's holdings.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          5.78%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.84%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.86%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             2.40%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.17%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 21.24%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                11.32%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/04.
-------------------------------------------------------------------------------

Strategy overview

Adjusting the fund's duration to suit changing market conditions is one of our risk-management tools. Duration is a measure of a fund's sensitivity to changes in interest rates. A short duration may protect principal when interest rates are rising, but it can reduce the fund's appreciation potential when rates fall. In August 2003, we shifted the portfolio from a short to a neutral duration, striving to make the fund about equal to its benchmark in sensitivity.

We reduced the fund's duration again in the fall and winter months, as increasing evidence of economic growth rekindled inflation concerns and the prospect of rising interest rates. Since bond yields generally declined in the first half of the year, a longer duration might have benefited the fund more, in hindsight, and our move to shorten duration in the fall proved to be somewhat premature. However, when rates spiked dramatically in March and April, this positioning paid off. Since then, we have allowed the fund's duration to edge back toward neutral, although it is still slightly defensive because we expect rates to rise further in coming months.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to sell into strength where appropriate. We sold about half the fund's airline-related bonds during the year as prices in the sector recovered. We may continue to reduce holdings this sector in the coming months, as our goal is to hold only small positions in what we believe are the strongest airline companies.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                    as of 7/31/03     as of 1/31/04     as of 7/31/04
Average effective
maturity in years       12.0              10.0                9.3

Duration in years        6.9               6.0                5.4

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.

How fund holdings affected performance

Airline-related industrial development bonds (IDBs) had a significantly positive impact on performance, although these issues gave up some of their strong gains toward the end of the period. IDBs are municipal bonds backed by the credit of the company benefiting from the financing, not by the issuing municipality. During the summer of 2003, the airline industry continued to feel the effects of declining air traffic, high fixed costs, and high-profile bankruptcies. However, as geopolitical tensions eased and the global economy began to show signs of increased growth, investors became more optimistic about prospects for airline-industry fundamentals. This led to a sharp rise in the price of airline-backed IDBs, as many of these bonds recovered from distressed price levels.

In the course of the year, we sold all of the fund's IDBs issued for Delta Airlines, US Air, and United Airlines. We also trimmed positions in Northwest Airlines and British Airways. Since these bonds had been in the portfolio for some time, the sales did not result in a profit based on the acquisition cost, but the fund was able to sell on strength rather than in distress.

Two bonds issued on behalf of health-care facilities contributed positively to performance during the year, following their advance refundings. Just as homeowners refinance mortgages when interest rates decline, a refunded bond is created when municipalities refinance older bonds they issued when rates were higher. Unlike a home mortgage, however, the original municipal bond remains outstanding, with a shorter maturity, as the call date effectively becomes the new maturity date. The municipality uses the proceeds of the older bond to buy a portfolio of U.S. Treasury securities, creating an escrow account that provides the backing for interest and principal payments on the refunded bonds. Refunded bonds are generally considered equivalent to an AAA-rated bond in quality. The bonds issued by the New Jersey Economic Development Authority for Winchester Gardens and by the Massachusetts Health and Education Facilities Authority for Winchester Hospital will now be called in 2006 and 2010, respectively.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (12.8%)

A (8.8%)

Baa (33.8%)

Ba (24.0%)

B (11.8%)

Caa (1.3%)

D (1.5%)

VMIG1 (6.0%)

Footnote reads:
As a percentage of market value as of 7/31/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality.

Credit upgrades are another positive development for high-yield bondholders. Two of the fund's hospital holdings experienced improved operating and financial performance during the year. One is Allegheny County Hospital Development Authority bonds issued for West Pennsylvania Allegheny Health System. At the end of the fund's fiscal year, Standard & Poor's changed its outlook on this health system from "stable" to "positive," reflecting its improved situation. Another is Lufkin, Texas, Health Facilities Development Corporation bonds issued for Memorial Health System of East Texas. Standard & Poor's upgraded these bonds from BBB- to BBB in June.

On the downside, two long-term care bonds detracted from performance. The price of Pima County, Arizona, Industrial Development Authority for Handmaker Jewish Services declined, reflecting the project's weakened financial position. The bonds were issued originally in 2000 to finance the repositioning of one of Handmaker's facilities located in Pima, Arizona. The project directors have not managed the facility's expenses successfully, which has led to a weak cash position. The second of our underperforming long-term health-care bonds was issued by the Louisiana Local Government Environmental Facilities Community Development Authority for St. James Place of Baton Rouge. St. James Place, a retirement community that has struggled both operationally and financially for several years, is currently negotiating with bondholders for debt relief.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Early in 2004, lingering unemployment had been an anomaly in an otherwise robust economic recovery. However, in early April, employment data began to show a marked improvement in job creation. We believe the economy will continue to grow -- albeit at a slower rate -- and that the underlying strength in the economy will foster higher interest rates in the future. We also expect the Fed to raise the federal funds rate several times between now and June 2005. This should contribute to further flattening in the yield curve, as we believe short-term interest rates are likely to rise faster than long-term rates.

In keeping with our views, we are now managing the fund's duration somewhat defensively. We believe the credit quality of higher-yielding municipal bonds will improve gradually as the economy improves. Although yield spreads between high- and low-quality municipal bonds have already narrowed, we believe they will remain attractive and that prices could rise farther. As a result, we believe credit risk is worth taking in appropriate amounts, while we continue to seek diversification by sector and issuer. As always, we will monitor market conditions as we pursue a high level of tax-free income and seek to manage the fund's risk exposure.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Performance summary

This section shows your fund's performance during its fiscal year, which ended July 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/04
--------------------------------------------------------------------------------------------------------------
                               Class A                Class B               Class C              Class M
(inception dates)             (9/20/93)              (9/9/85)              (2/1/99)            (12/29/94)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
1 year                     6.87%      1.81%      6.16%      1.16%      6.11%      5.11%      6.56%      3.10%
--------------------------------------------------------------------------------------------------------------
5 years                   18.47      12.89      15.24      13.47      13.90      13.90      16.62      12.87
Annual average             3.45       2.45       2.88       2.56       2.64       2.64       3.12       2.45
--------------------------------------------------------------------------------------------------------------
10 years                  58.72      51.20      49.90      49.90      46.43      46.43      53.63      48.66
Annual average             4.73       4.22       4.13       4.13       3.89       3.89       4.39       4.04
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.81       6.53       6.45       6.45       5.95       5.95       6.59       6.41
--------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares is derived from the historical performance of class B shares for the periods prior to their inception, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.


-------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/04
-------------------------------------------------------------
                                      Lipper High Yield
                       Lehman         Municipal Debt
                       Municipal      Funds category
                       Bond Index     average*
-------------------------------------------------------------
1 year                  5.78%          6.38%
-------------------------------------------------------------
5 years                34.28          21.97
Annual average          6.07           3.99
-------------------------------------------------------------
10 years               85.64          62.83
Annual average          6.38           4.94
-------------------------------------------------------------
Annual average
(life of fund)          7.88           6.76
-------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 7/31/04, there were 80, 59, and 27 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/31/94 to 7/31/04

              Fund's class A       Lehman Municipal
              shares at POP          Bond Index

7/31/94          9,550                 10,000
7/31/95         10,005                 10,787
7/31/96         10,794                 11,499
7/31/97         11,672                 12,678
7/31/98         12,490                 13,438
7/31/99         12,762                 13,824
7/31/00         12,807                 14,420
7/31/01         13,695                 15,874
7/31/02         13,927                 16,939
7/31/03         14,124                 17,549
7/31/04        $15,120                $18,564

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $14,990 and $14,643, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $15,363 ($14,866 at public offering price). See first page of performance section for performance calculation method.


-----------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/04
-----------------------------------------------------------------------------------------------------------------
                                       Class A           Class B            Class C            Class M
Distributions (number)                   12                 12                12                 12
-----------------------------------------------------------------------------------------------------------------
Income 1                             $0.680440          $0.599949          $0.580436          $0.642928
-----------------------------------------------------------------------------------------------------------------
Capital gains 1                          --                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------
Total                                $0.680440          $0.599949          $0.580436          $0.642928
-----------------------------------------------------------------------------------------------------------------
Share value:                       NAV       POP           NAV                NAV           NAV       POP
-----------------------------------------------------------------------------------------------------------------
7/31/03                         $12.31      $12.92       $12.33             $12.31       $12.31      $12.72
-----------------------------------------------------------------------------------------------------------------
7/31/04                          12.46       13.05*       12.48              12.47        12.46       12.88
-----------------------------------------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------------------------------------
Current dividend rate 2          5.26%       5.02%        4.61%              4.46%        4.96%       4.80%
-----------------------------------------------------------------------------------------------------------------
Taxable equivalent 3             8.09        7.72         7.09               6.86         7.63        7.38
-----------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield
(with expense limitation) 4      4.65        4.44         4.00               3.85         4.35        4.21
-----------------------------------------------------------------------------------------------------------------
Taxable equivalent 3,4           7.15        6.83         6.15               5.92         6.69        6.48
-----------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield
(without expense limitation)     4.61        4.40         3.96               3.81         4.31        4.17
-----------------------------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35.00% federal tax rate for 2004. Results for investors subject to lower tax rates would be lower.

4 For a portion of the period, this fund limited expenses, without which yields would have been lower. Based only on investment income, calculated using SEC guidelines.


---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------
                               Class A                Class B              Class C              Class M
(inception dates)             (9/20/93)              (9/9/85)              (2/1/99)            (12/29/94)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
1 year                     3.37%    -1.51%       2.72%    -2.17%       2.54%      1.56%      3.06%    -0.25%
---------------------------------------------------------------------------------------------------------------
5 years                   17.43     11.82       14.24     12.49       12.94      12.94      15.67     11.90
Annual average             3.27      2.26        2.70      2.38        2.46       2.46       2.95      2.27
---------------------------------------------------------------------------------------------------------------
10 years                  59.48     51.93       50.63     50.63       47.14      47.14      54.33     49.36
Annual average             4.78      4.27        4.18      4.18        3.94       3.94       4.43      4.09
---------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.78      6.50        6.43      6.43        5.92       5.92       6.56      6.38
---------------------------------------------------------------------------------------------------------------

Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax-Free High Yield Fund from February 1, 2004, to July 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 7/31/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.60      $7.87      $8.63      $6.11
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,011.40  $1,008.00  $1,007.40  $1,009.90
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2004, use the calculation method below. To find the value of your investment on February 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 02/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                Total
Value of your                                 Expenses paid     expenses
investment on 2/1/04  [DIV]     $1,000   X    per $1,000     =  paid
-----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]     $1,000   X    $4.60 (see table above) = $46
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 7/31/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.62      $7.91      $8.67      $6.14
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,020.56  $1,017.29  $1,016.54  $1,019.05
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio +                    0.91%      1.56%      1.71%      1.21%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group ++     0.91%      1.56%      1.71%      1.21%
-------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-------------------------------------------------------------------------------
                              2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Putnam Tax-Free
High Yield Fund               18%        29%        20%        18%        12%
-------------------------------------------------------------------------------
Lipper High Yield Municipal
Debt Funds category average   32%        34%        36%        30%        34%
-------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year, with the exception of 2004 data. Lipper data for 2004 represents the average turnover for each fund in the category for its most recent fiscal year and for which data is available as of 6/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   0.13

Municipal bond
fund average       0.22

0%   INCREASING RISK   100%


Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.


Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
Putnam Tax-Free High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the "fund") at July 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 13, 2004


The fund's portfolio
July 31, 2004

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (98.2%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.6%)
-------------------------------------------------------------------------------
    $1,420,000 Anniston, Indl. Dev. Rev. Bonds
               (Hoover Group, Inc.), 8 1/2s,
               9/1/10                                D/P               $781,000
     5,000,000 Jackson Cnty., Hlth. Care Auth.
               Rev. Bonds, 5.7s, 5/1/19              BB+              4,543,750
     1,000,000 Phenix City, Indl. Dev. Board
               Rev. Bonds  (Mead Coated Board),
               Ser. A, 5.3s, 4/1/27                  Baa2               917,500
                                                                 --------------
                                                                      6,242,250

Arizona (2.0%)
-------------------------------------------------------------------------------
     1,500,000 AZ State Hlth. Fac. Auth.
               Rev. Bonds (Bethesda Foundation),
               Ser. A, 6.4s, 8/15/27                 BB-/P            1,438,125
               Casa Grande, Indl. Dev. Auth.
               Rev. Bonds  (Casa Grande Regl. Med.
               Ctr.), Ser. A
     4,000,000 7 5/8s, 12/1/29                       B-/P             4,145,000
       500,000 7 1/4s, 12/1/19                       B-/P               511,250
               Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Sierra Vista Regl.
               Hlth. Ctr.)
     3,425,000 7 3/4s, 12/1/30                       BB+/P            3,733,250
     1,000,000 Ser. A, 6.2s, 12/1/21                 BB+/P              995,000
     5,280,000 Pima Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds, Ser. A,
               8 1/2s, 11/15/32                      B/P              4,653,000
               Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village 1st.
               Mtge.), Ser. A
     1,500,000 U.S. Govt. Coll., 8 1/4s, 6/1/15      AAA/P            1,611,375
     2,300,000 U.S. Govt. Coll., 8s, 6/1/11          AAA/P            2,466,083
                                                                 --------------
                                                                     19,553,083

Arkansas (1.1%)
-------------------------------------------------------------------------------
     6,600,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa3             7,243,500
     3,650,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7 5/8s, 2/1/27            BB/P             3,932,875
                                                                 --------------
                                                                     11,176,375

California (8.4%)
-------------------------------------------------------------------------------
     3,000,000 ABAG Fin. Auth. COP (American
               Baptist Homes), Ser. A, 5.85s,
               10/1/27                               BB+              2,778,750
     7,500,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A, 5 3/8s, 5/1/22    A2               7,818,750
     4,300,000 CA Statewide Cmnty. Dev. Auth. Apt.
               Dev. Rev. Bonds (Irvine Apt.
               Cmntys.), Ser. A-3, 5.1s, 5/15/25     Baa2             4,498,875
     1,000,000 CA Statewide Cmnty. Dev. Auth.
               Multi-Fam. Rev. Bonds (Hsg. Equity
               Res.), Ser. B, 5.2s, 12/1/29          Baa1             1,052,500
     1,000,000 CA Statewide Cmnty. Dev. Auth.
               Special Tax Rev. Bonds (Citrus
               Garden Apt. Project - D1),
               5 1/4s, 7/1/22                        A                1,013,750
     1,500,000 Capistrano, Unified School Dist.
               Cmnty. Fac. Special Tax (No 98-2
               Ladera), 5.7s, 9/1/20                 BB/P             1,520,625
     1,750,000 Capistrano, Unified School Dist.
               Cmnty. Fac. Special Tax Bonds
               (Ladera), Ser. 98-2, 5 3/4s, 9/1/29   BB/P             1,750,000
     1,100,000 Chula Vista, Cmnty. Fac. Dist.
               Special Tax (No. 07-I Otay Ranch
               Village Eleven), 5.8s, 9/1/28         BB-/P            1,108,250
     2,855,000 Chula Vista, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (No. 08-1
               Otay Ranch Village Six), 6s, 9/1/33   BB-/P            2,819,313
    18,000,000 Corona, COP (Vista Hosp. Syst.),
               zero %, 7/1/29 (In default) (NON)     D/P                360,000
     3,000,000 Elk Grove CA Special Tax Rev. Bonds
               (Poppy Ridge Cmnty. Facs. - No
               03-01), 6s, 9/1/34                    BB/P             3,011,250
     1,750,000 Folsom, Special Tax Rev. Bonds
               (Cmnty. Facs. Dist. No. 10), 5 7/8s,
               9/1/28                                BB/P             1,756,563
       300,000 Foothill/Eastern Corridor Agcy.
               Rev. Bonds  (CA Toll Roads), 5 3/4s,
               1/15/40                               Baa3               298,875
     7,835,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park), 8s, 11/1/25                    D/P              5,533,469
     6,000,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                Baa2             6,067,500
     1,000,000 Irvine, Impt. Board Act of 1915
               Special Assmt. Bonds (Assmt. Dist.
               No. 00-18-GRP 3), 5.55s, 9/2/26       BB+/P              987,500
     3,500,000 Los Angeles, Regl. Arpt. Impt. Corp.
               Lease Rev. Bonds, Ser. C, 7 1/2s,
               12/1/24                               Caa2             2,983,750
     1,520,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax  (No.03-1 Ladera Ranch),
               Ser. A, 5.4s, 8/15/22                 BB/P             1,518,100
     1,625,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (Ladera Ranch
               - No. 02-1), Ser. A, 5.55s, 8/15/33   BB+/P            1,618,906
               Redondo Beach, Redev. Agcy.
               Multi-Fam. Hsg. Rev. Bonds (Heritage
               Point)
     2,895,000 Ser. B, 8 1/2s, 9/1/23                B+/P             2,943,983
     4,690,000 Ser. A, 6 1/2s, 9/1/23                B+/P             4,770,011
     1,500,000 Roseville, Cmnty. Fac. Special Tax
               Bonds  (Dist. 1), 6s, 9/1/33          BB/P             1,524,375
       700,000 Sacramento, Special Tax Rev. Bonds
               (North Natomas Cmnty. Fac.), Ser.
               4-A, 6s, 9/1/28                       BB/P               712,250
     1,500,000 San Joaquin Hills, Trans. Corridor
               Agcy. Rev. Bonds, Ser. A, 5 1/2s,
               1/15/28                               Ba2              1,365,000
     4,970,000 Santaluz Cmnty., Facs. Dist. No. 2
               Special Tax Rev. Bonds (Impt. Area
               No. 1), Ser. B, 6 3/8s, 9/1/30        BB+/P            5,075,613
       350,000 Southern CA Pub. Pwr. Auth. IFB
               (Transmission), 9.84s, 7/1/12         Aa3                352,247
     4,560,000 Sunnyvale, Special Tax Rev. Bonds
               (Cmnty. Fac. Dist. No. 1), 7 3/4s,
               8/1/32                                BB-/P            4,588,500
    10,500,000 Vallejo, COP (Marine World
               Foundation), 7.2s, 2/1/26             BBB-/P          10,526,250
     3,825,000 Valley Hlth. Syst. COP, 6 7/8s,
               5/15/23                               B+               3,203,438
                                                                 --------------
                                                                     83,558,393

Colorado (0.7%)
-------------------------------------------------------------------------------
     5,000,000 CO Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               5.9s, 10/1/27                         A3               5,062,500
               CO Springs, Hosp. Rev. Bonds
       755,000 6 3/8s, 12/15/30                      A3                 805,019
       745,000 6 3/8s, 12/15/30 (Prerefunded)        A3                 879,100
                                                                 --------------
                                                                      6,746,619

Connecticut (3.2%)
-------------------------------------------------------------------------------
               CT State Dev. Auth. Rev. Bonds (East
               Hills Woods)
     4,183,644 Ser. A, 7 3/4s, 11/1/17               B-/P             3,294,620
       457,428 Ser. B, zero %, 3/1/21                B-/P                24,015
     2,000,000 CT State Dev. Auth. 1st. Mtg. Gross
               Rev. Hlth. Care Rev. Bonds (The Elm
               Street Park Baptist, Inc. Project),
               5.85s, 12/1/33                        BBB+             2,027,500
     6,000,000 CT State Dev. Auth. Poll. Control
               Rev. Bonds (Western MA), Ser. A,
               5.85s, 9/1/28                         A3               6,262,500
               CT State Hlth. & Edl. Fac. Auth.
               VRDN, (Yale U.)
    10,000,000 Ser. U, 0.96s, 7/1/33                 VMIG1           10,000,000
    10,000,000 Ser. U2, 0.96s, 7/1/33                VMIG1           10,000,000
                                                                 --------------
                                                                     31,608,635

District of Columbia (2.4%)
-------------------------------------------------------------------------------
    17,000,000 DC G.O. Bonds, Ser. A, 6 3/8s,
               6/1/26                                AAA             18,700,000
     5,500,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           BBB              4,805,625
                                                                 --------------
                                                                     23,505,625

Florida (5.1%)
-------------------------------------------------------------------------------
     9,260,000 Brevard Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Courtenay Springs),
               7 3/4s, 11/15/24                      AAA/P            9,613,639
     3,105,000 Cap. Trust Agcy. Multi-Fam.
               Rev. Bonds
               (American Opportunity-Senior),
               Ser. A, 5 7/8s, 12/1/38               Baa1             2,891,531
     5,000,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33                          B/P              6,050,000
     3,000,000 CFM Cmnty. Dev. Dist. Rev. Bonds,
               Ser. A, 6 1/4s, 5/1/35                BB-/P            3,022,500
               Fishhawk, Cmnty. Dev. Dist. II
               Rev. Bonds, Ser. B
     2,500,000 5 1/8s, 11/1/09                       BB-/P            2,506,250
     1,780,000 5s, 11/1/07                           BB-/P            1,784,450
     5,180,000 FL State Fin. Dept. Gen. Svcs. IFB
               (Rites-PA 414A), FSA, 9.119s, 7/1/11
               (acquired 9/2/98, cost $6,687,794)
               (RES)                                 AAA/P            6,798,750
     1,000,000 Halifax, Hosp. Med. Ctr. Rev. Bonds,
               Ser. A, 7 1/4s, 10/1/29               BBB-             1,072,500
     3,300,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Shell Point
               Village Project), Ser. A, 5 1/2s,
               11/15/29                              BBB-             3,093,750
     2,000,000 Middle Village Cmnty. Dev. Dist.
               Special Assmt., Ser. A, 6s, 5/1/35    BB-/P            2,010,000
               Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds
     1,400,000 (Orlando Regl. Hlth. Care), 5 3/4s,
               12/1/32                               A2               1,424,500
     3,750,000 (Adventist Hlth. Syst.), 5 5/8s,
               11/15/32                              A                3,801,563
     1,800,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B-/P             1,719,000
       990,000 Verandah, West Cmnty. Dev. Dist.
               Rev. Bonds  (Cap. Impt.), Ser. A,
               6 5/8s, 5/1/33                        BB-/P            1,011,038
     2,250,000 Westchester Cmnty. Dev. Dist. No. 1
               Special Assmt. (Cmnty.
               Infrastructure), 6 1/8s, 5/1/35       BB-/P            2,266,875
               World Commerce Cmnty. Dev. Dist.
               Special Assmt., Ser. A-1
     1,250,000 6 1/2s, 5/1/36                        BB-/P            1,250,000
     1,000,000 6 1/4s, 5/1/22                        BB-/P              988,750
                                                                 --------------
                                                                     51,305,096

Georgia (3.9%)
-------------------------------------------------------------------------------
     6,165,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA, 1.10s, 11/1/41                   VMIG1            6,165,000
     8,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/1/08                  A2               8,340,000
     3,400,000 Effingham Cnty., Indl. Dev. Auth.
               Rev. Bonds (Pacific Corp.), 6 1/2s,
               6/1/31                                Ba3              3,455,250
     6,000,000 Forsyth Cnty., Hosp. Auth.
               Rev. Bonds (GA Baptist Hlth. Care
               Syst.), U.S. Govt. Coll.,
               6 3/8s, 10/1/28                       AAA              7,230,000
     4,370,000 Forsyth Cnty., Indl. Dev. Auth.
               Rev. Bonds (Hoover Group, Inc.),
               8 1/2s, 12/1/05                       D/P              2,403,500
       800,000 Fulton Cnty., Res. Care Fac.
               Rev. Bonds (Canterbury Court), Class
               A, 6 1/8s, 2/15/34                    B+/P               792,000
     6,875,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.), 7 1/2s, 1/1/26                 BB+/P            7,101,188
     3,160,000 Savannah, Econ. Dev. Auth. Poll.
               Control Rev. Bonds (Stone Container
               Corp.), 8 1/8s, 7/1/15                B/P              3,269,146
                                                                 --------------
                                                                     38,756,084

Illinois (1.5%)
-------------------------------------------------------------------------------
     1,500,000 Chicago, Special Assmt. Bonds (Lake
               Shore East), 6 3/4s, 12/1/32          B+/P             1,541,250
     1,025,000 IL Dev. Fin. Auth. Rev. Bonds (Mercy
               Hsg. Corp.), 7s, 8/1/24               Baa1             1,045,500
               IL Hlth. Fac. Auth. Rev. Bonds
       740,000 (Cmnty. Rehab. Providers Fac.),
               8 1/4s, 8/1/12                        D/P                666,000
     4,105,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20 (Prerefunded)  AAA/P            4,420,346
       610,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20                D/P                488,000
     1,000,000 (St. Benedict), Ser. 03A-1, 6.9s,
               11/15/33                              B+/P               992,500
     6,000,000 (Elmhurst Memorial Hlth. Care),
               5 5/8s, 1/1/28                        A2               6,090,000
                                                                 --------------
                                                                     15,243,596

Indiana (1.4%)
-------------------------------------------------------------------------------
     6,500,000 Indianapolis, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 5.1s,
               1/15/17                               Baa2             6,581,250
       900,000 Plainfield, Indl. Econ. Dev.
               Rev. Bonds (Earl M. Jorgensen Co.),
               8 1/2s, 9/1/04                        B-/P               900,999
     2,200,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 10/1/06         BBB              2,180,750
     4,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             4,155,000
                                                                 --------------
                                                                     13,817,999

Iowa (1.7%)
-------------------------------------------------------------------------------
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives)
    13,860,000 9 1/4s, 7/1/25                        BBB-/P          16,250,850
       775,000 9.15s, 7/1/09                         BBB-/P             884,469
       105,000 Marion Hlth. Care Fac. Rev. Bonds
               (First Mtg.), Ser. IA, 1.76s, 1/1/29  CCC                 95,288
                                                                 --------------
                                                                     17,230,607

Kansas (0.4%)
-------------------------------------------------------------------------------
               Lenexa, Hlth. Care Rev. Bonds
               (LakeView Village)
     2,250,000 Ser. C, 6 7/8s, 5/15/32               BB+              2,328,750
     1,200,000 Ser. B, 6 1/4s, 5/15/26               BB+              1,201,500
                                                                 --------------
                                                                      3,530,250

Kentucky (0.8%)
-------------------------------------------------------------------------------
       610,000 Kentucky Econ. Dev. Fin. Auth.
               Rev. Bonds  (First Mtg.), Ser. IA,
               6 1/2s, 1/1/29                        CCC                553,575
               KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare,
               Inc.), Ser. A
     3,250,000 6 5/8s, 10/1/28                       BBB+             3,384,063
     3,740,000 6 1/8s, 10/1/10                       BBB+             3,973,750
                                                                 --------------
                                                                      7,911,388

Louisiana (2.8%)
-------------------------------------------------------------------------------
     3,000,000 LA Hlth. Ed. Auth. Rev. Bonds
               (Lambert House), Ser. A, 6.2s,
               1/1/28                                B+/P             2,928,750
     5,335,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/19                   B-/P             3,481,088
     4,420,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P            3,315,000
     6,000,000 Port of New Orleans, Indl. Dev.
               Rev. Bonds (Continental Grain Co.),
               7 1/2s, 7/1/13                        BB-              6,134,040
     3,000,000 St. Charles Parish, Poll. Control
               Rev. Bonds, Ser. A, 4.9s, 6/1/30      Baa3             3,055,590
     9,000,000 W. Feliciana Parish, Solid Waste
               Disp. Rev. Bonds (Kaiser Aluminum),
               7.7s, 12/1/14                         Ba1              9,146,610
                                                                 --------------
                                                                     28,061,078

Maine (0.4%)
-------------------------------------------------------------------------------
     3,500,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              3,574,375

Maryland (1.3%)
-------------------------------------------------------------------------------
     5,000,000 Howard Cnty., Rev. Bonds, Ser. A,
               U.S. Govt. Coll., 8s, 5/15/29         AAA              6,318,750
               MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds
     2,000,000 (Mercy Ridge), Ser. A, 6s, 4/1/35     BB+/P            2,000,000
     1,500,000 (Medstar Health), 5 1/2s, 8/15/33     Baa2             1,462,500
     3,400,000 Westminster, Econ. Dev Rev. Bonds
               (Carroll Lutheran Village), Ser. A,
               6 1/4s, 5/1/34                        BB/P             3,417,000
                                                                 --------------
                                                                     13,198,250

Massachusetts (4.4%)
-------------------------------------------------------------------------------
     1,890,000 MA State Dev. Fin. Agcy.
               Rev. Bonds (Lasell College), 6 3/4s,
               7/1/31                                                 1,875,825
     5,600,000 MA State Hlth. & Edl. Fac. Auth. IFB
               (Boston U.), Ser. L, AMBAC, 10.296s,
               7/1/25                                                 5,632,704
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     5,750,000 (Civic Investments), Ser. A, 9s,
               12/15/15                                               6,533,438
     4,000,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                                                4,015,000
     4,900,000 (Winchester Hosp.), Ser. E, 6 3/4s,
               7/1/30                                                 5,763,625
     5,850,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                                 6,040,125
     2,200,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                                        2,238,500
     4,500,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                                     4,612,500
     2,630,000 (Caritas Christi Oblig. Group),
               Ser. A, 5 1/4s, 7/1/08                                 2,771,363
     1,855,000 MA State Indl. Fin. Agcy. R (TNG
               Marina Bay LLC Project), 7 1/2s,
               12/1/27                                                1,871,231
               MA State Indl. Fin. Agcy. Rev. Bonds
     2,378,153 (Evanswood Bethzatha Corp.), 8s,
               1/15/27  (In default) (NON)                                2,973
       750,000 (1st Mtge. Stone Institution &
               Newton), 7.9s, 1/1/24                                    767,820
     1,664,711 (1st. Mtge. Evanswood Bethzatha-A),
               7 7/8s, 1/15/20 (In default) (NON)                         2,081
     1,765,000 (Sr. Living Fac. Forge Hill), 7s,
               4/1/17                                                 1,745,144
                                                                 --------------
                                                                     43,872,329

Michigan (6.6%)
-------------------------------------------------------------------------------
     2,251,000 Ann Arbor, Econ. Dev. Corp. Ltd.
               Oblig. Rev. Bonds (Glacier Hills,
               Inc.), State & Local Govt.
               Coll., 8 3/8s, 1/15/19                AAA              2,934,741
     2,000,000 Delta Cnty., Econ. Dev. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 4/15/27   Baa2             2,072,500
     7,600,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.10s, 7/1/33                    VMIG1            7,600,000
    10,000,000 Dickinson Cnty., Econ. Dev. Corp.
               Rev. Bonds, 5 3/4s, 6/1/16            Baa2            10,575,000
     1,500,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.),  6s, 7/1/20       Baa3             1,477,500
               Garden City, Hosp. Fin. Auth.
               Rev. Bonds  (Garden City Hosp. OB
               Group), Ser. A
     3,000,000 5 3/4s, 9/1/17                        Ba2              2,797,500
     2,000,000 5 5/8s, 9/1/10                        Ba2              1,937,500
     4,600,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds  (Mt. Clemens Gen.
               Hosp.), Ser. B, 5 7/8s, 11/15/34      BBB-             4,209,000
    15,000,000 MI State Strategic Fund Ltd. Oblig.
               Rev. Bonds (Detroit Edison Co.),
               MBIA, 6.4s, 9/1/25                    Aaa             16,006,950
               MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds
     2,650,000 (Genesee Pwr. Station), 7 1/2s,
               1/1/21                                B/P              2,298,875
     3,500,000 (SD Warren Co.), Ser. C, 7 3/8s,
               1/15/22                               BB/P             3,622,500
     5,000,000 Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds, 6 3/4s, 7/23/09           Ba3              5,187,500
     5,495,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds (Canterbury Hlth.), 6s,
               1/1/39                                B-/P             4,025,088
     2,000,000 Wayne Charter Cnty., Special Arpt.
               Fac. Rev. Bonds (Northwest Airlines,
               Inc.), 6s, 12/1/29                    B+/P             1,435,000
                                                                 --------------
                                                                     66,179,654

Minnesota (0.5%)
-------------------------------------------------------------------------------
     2,600,000 Chaska, Indl. Dev. Rev. Bonds
               (Lifecore Biomedical, Inc. Project),
               10 1/4s, 9/1/20                       BB/P             2,661,932
     2,075,000 Minneapolis, Rev. Bonds (Walker
               Methodist Sr. Svcs.), Ser. A, 6s,
               11/15/28                              B+/P             1,579,594
       800,000 Sauk Rapids Hlth. Care & Hsg. Fac.
               Rev. Bonds (Good Shepherd Lutheran
               Home), 6s, 1/1/34                     B/P                790,000
                                                                 --------------
                                                                      5,031,526

Mississippi (0.2%)
-------------------------------------------------------------------------------
     1,500,000 Jackson Cnty., VRDN, 1.10s, 12/1/16   VMIG1            1,500,000

Missouri (3.4%)
-------------------------------------------------------------------------------
     3,250,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/27                A                3,270,313
     2,000,000 Kansas City, Indl. Dev. Auth. Hlth.
               Fac. Rev. Bonds (First Mtg. Bishop
               Spencer), Ser. A, 6 1/4s, 1/1/24      BB-/P            1,972,500
    18,810,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN  (Cox Hlth. Syst.), AMBAC,
               1.15s, 6/1/22                         VMIG1           18,810,000
               St. Louis Arpt. Rev. Bonds (Lambert
               St. Louis Intl.),  Ser. A
     4,150,000 FSA, 5 1/4s, 7/1/11                   Aaa              4,575,375
     4,495,000 FSA, 5 1/4s, 7/1/10                   Aaa              4,938,881
                                                                 --------------
                                                                     33,567,069

Montana (0.1%)
-------------------------------------------------------------------------------
       750,000 MT State Board Inv. Exempt Fac.
               Rev. Bonds  (Still Water Mining
               Project), 8s, 7/1/20                  B1                 777,188

Nebraska (--%)
-------------------------------------------------------------------------------
               Kearney, Indl. Dev. Rev. Bonds
       142,042 (Great Platte River), 8s, 9/1/12      D/P                121,091
     1,582,934 (Brookhaven), zero %, 9/1/12          D/P                  7,915
                                                                 --------------
                                                                        129,006

Nevada (2.0%)
-------------------------------------------------------------------------------
     5,350,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp. Project),
               Ser. C, 5.45s, 3/1/38                 Baa2             5,691,063
     1,500,000 Clark Cnty., Local Impt. Dist.
               Special Assmt. Bonds (No. 142),
               6.1s, 8/1/18                          BB-/P            1,501,875
               Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14)
     3,735,000 5.8s, 3/1/23                          BB-/P            3,777,019
     2,640,000 5.55s, 3/1/17                         BB-/P            2,669,700
     1,500,000 Las Vegas, Local Impt. Board Special
               Assmt. (Dist. No. 607), 5.9s, 6/1/17  BB-/P            1,524,375
       810,000 Las Vegas, Special Impt. Dist.
               Rev. Bonds  (No. 809 -- Summerlin
               Area), 5.65s, 6/1/23                  BB/P               790,763
     3,500,000 Washoe Cnty., Wtr. Fac. Mandatory
               Put Bonds (Sierra Pacific Pwr. Co.),
               5s, 7/1/09                            Ba2              3,491,250
                                                                 --------------
                                                                     19,446,045

New Hampshire (2.0%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds
     5,900,000 (Havenwood-Heritage Heights), 7.35s,
               1/1/18                                BB-/P            6,099,125
     1,000,000 (Riverwoods at Exeter), Ser. A,
               6 1/2s, 3/1/23                        BB/P               995,000
     3,000,000 (Rivermead at Peterborough), 5 3/4s,
               7/1/28                                BB/P             2,733,750
     2,200,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Huntington at Nashua), Ser. A,
               6 7/8s, 5/1/33                        B/P              2,202,750
               NH State Bus. Fin. Auth. Rev. Bonds
     2,500,000 (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BBB-/P           2,478,125
     2,505,000 (Franklin Regl. Hosp. Assn.),
               Ser. A, 6.05s, 9/1/29                 BB-/P            2,307,731
     3,550,000 (Proctor Academy), Ser. A, 5.6s,
               6/1/28                                Baa2             3,589,938
     8,551,027 NH State Bus. Fin. Auth. Poll.
               Control & Solid Waste Rev. Bonds
               (Crown Paper Co.), 7 3/4s, 1/1/22
               (In default) (NON)                    D                   10,689
                                                                 --------------
                                                                     20,417,108

New Jersey (4.5%)
-------------------------------------------------------------------------------
     5,000,000 Camden Cnty., Impt. Auth.
               Rev. Bonds,  (Dockside Refrigerated)
               8.4s, 4/1/24 (In default) (NON)       D/P              4,150,000
               NJ Econ. Dev. Auth. Rev. Bonds
     7,000,000 (Winchester Gardens), Ser. A,
               8 5/8s, 11/1/25                       BB-/P            8,128,750
     2,100,000 (Cranes Mill), Ser. A, 7 1/2s,
               2/1/27                                BB-/P            2,189,250
       900,000 (Cedar Crest Village, Inc.), Ser. A,
               7s, 11/15/16                          BB-/P              913,500
     7,000,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                               Ba3              7,175,000
       500,000 (First Mtge. Presbyterian Home),
               Ser. A, 6 3/8s,  11/1/31              BB/P               503,125
     3,000,000 (United Methodist Homes), Ser. A-1,
               6 1/4s, 7/1/33                        BB+              2,943,750
       500,000 (First Mtge. Presbyterian Home),
               Ser. A, 6 1/4s, 11/1/20               BB/P               503,125
     5,125,000 NJ Econ. Dev. Auth. Assisted Living
               Rev. Bonds (Meridian Assisted
               Living), 6 3/4s, 8/1/30               B/P              4,606,094
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     2,000,000 (Columbus Regl. Hosp.), Ser. A,
               7 1/2s, 7/1/21                        B2               1,812,500
     5,000,000 (South Jersey Hosp.), 6s, 7/1/12      Baa1             5,525,000
               Tobacco Settlement Fin. Corp.
               Rev. Bonds
     2,000,000 6 3/4s, 6/1/39                        BBB              1,797,500
     6,260,000 (Asset Backed Bonds), 6s, 6/1/37      BBB              5,047,125
                                                                 --------------
                                                                     45,294,719

New Mexico (0.8%)
-------------------------------------------------------------------------------
     5,500,000 Farmington, Poll. Control Rev. Bonds
               (Tucson Elec. Pwr. Co. San Juan),
               Ser. A, 6.95s, 10/1/20                Ba3              5,747,500
     2,150,000 Farmington, Poll. Control VRDN (AZ
               Pub. Svc. Co.), Ser. A, 1.15s,
               5/1/24                                VMIG1            2,150,000
                                                                 --------------
                                                                      7,897,500

New York (7.7%)
-------------------------------------------------------------------------------
     2,250,000 Colonie, Indl. Dev. Agcy. Rev. Bonds
               (Cap. Compost & Waste), Ser. A,
               3 3/8s, 6/1/21 (In default) (NON)     D/P                258,750
     1,250,000 Huntington, Hsg. Auth. Rev. Bonds
               (Gurwin Jewish Sr. Residence),
               Ser. A, 6s, 5/1/39                    B+/P             1,129,688
     1,575,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (North Shore Hlth. Syst.
               Project D), 5 1/4s, 11/1/07           A3               1,673,438
               NY City, G.O. Bonds
    12,560,000 Ser. B, FGIC, 6s, 8/1/06              Aaa             13,469,344
     8,000,000 Ser. C, 5 1/2s, 8/1/13                A2               8,770,000
               NY City, Indl. Dev. Agcy. Rev. Bonds
     4,000,000 (Paper Inc.), 7.8s, 1/1/16            B+/P             4,180,000
     2,075,000 (British Airways), 7 5/8s, 12/1/32    BB+              2,025,719
     3,250,000 (Brooklyn Navy Yard Cogen.
               Partners), 5.65s, 10/1/28             BBB-             2,937,188
       500,000 NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Brooklyn Polytech. U.
               Project J), 6 1/8s, 11/1/30           BB+                448,125
     5,400,000 NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A, 5 1/2s, 7/1/28          Baa3             5,204,250
     3,325,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              2,352,438
     1,785,000 NY State Dorm. Auth. Rev. Bonds
               (Lenox Hill Hosp.), 5 3/4s, 7/1/12    A3               1,963,500
    11,185,000 NY State Env. Fac. Corp. Poll.
               Control IFB (PA 198), MBIA, 10.393s,
               6/15/10 (acquired 10/22/97, cost
               $13,449,963) (RES)                    AAA             14,498,556
     5,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30 (acquired 12/9/98, cost
               $5,000,000) (RES)                     BB-/P            5,218,750
     2,500,000 Port Auth. NY & NJ Rev. Bonds
                (Kennedy Intl. Arpt.- 4th
               Installment), 6 3/4s, 10/1/11         BB+/P            2,628,125
     5,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landings),
               Ser. A, 8s, 10/1/20                   B+/P             5,112,500
               Suffolk Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds
     3,800,000 (Southampton Hosp. Assn.), Ser. B,
               7 5/8s, 1/1/30                        B-/P             3,804,750
     1,000,000 (Gurwin Jewish-Phase II), 6.7s,
               5/1/39                                B+/P             1,007,500
                                                                 --------------
                                                                     76,682,621

North Carolina (2.4%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds, Ser. C
     7,500,000 5 3/8s, 1/1/17                        BBB              7,828,125
     1,000,000 5 3/8s, 1/1/16                        BBB              1,046,250
     2,000,000 5.3s, 1/1/15                          BBB              2,095,000
     4,500,000 NC Med. Care Comm. Retirement Fac.
               Rev. Bonds  (1st Mtge. -Givens
               Estates Project), Ser. A,
               6 1/2s, 7/1/32                        BB-/P            4,556,250
               NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.)
     4,000,000 Ser. B, 6 1/2s, 1/1/20                Baa1             4,420,000
     4,000,000 Ser. A, 5 1/2s, 1/1/13                Baa1             4,325,000
                                                                 --------------
                                                                     24,270,625

Ohio (2.4%)
-------------------------------------------------------------------------------
               Marion Cnty., Hlth. Care Fac.
               Rev. Bonds (United Church Homes)
       900,000 6 3/8s, 11/15/10                      BBB-               913,500
       750,000 6.3s, 11/15/15                        BBB-               757,500
     1,000,000 OH State Env. Impt. Rev. Bonds (USX
               Corp.), 5 5/8s, 5/1/29                Baa1             1,002,500
               OH State Higher Edl. Fac. FRB
                (Kenyon College Project)
     2,500,000 4.95s, 7/1/37                         A2               2,565,625
     5,000,000 4.85s, 7/1/37                         A2               5,150,000
     6,500,000 OH State Solid Waste Mandatory Put
               Bonds, 4.85s, 11/1/07                 BBB              6,743,750
     6,000,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Rev. Bonds, 6.1s,
               8/1/20                                Baa2             6,067,500
       700,000 OH State Wtr. Dev. Auth. Solid Waste
               Disp. Rev. Bonds (Bay Shore Power
               Co.), Ser. A, 5 7/8s, 9/1/20          BB+/P              652,750
                                                                 --------------
                                                                     23,853,125

Oklahoma (0.5%)
-------------------------------------------------------------------------------
               OK Dev. Fin. Auth. Rev. Bonds
       385,000 (Continuing Care Retirement),
               Ser. A, 8s, 2/1/32                    B-/P               355,644
     3,075,000 (Hillcrest Hlth. Care), Ser. A,
               5 5/8s, 8/15/29                       B1               3,113,438
     2,350,000 Ottawa Cnty., Fin. Auth. Indl.
               Rev. Bonds (Doane Products Co.),
               7 1/4s, 6/1/17                        B-/P             1,941,688
                                                                 --------------
                                                                      5,410,770

Oregon (0.5%)
-------------------------------------------------------------------------------
     5,450,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza
               Project), 6 1/2s, 12/1/29             BB-/P            5,436,375

Pennsylvania (5.8%)
-------------------------------------------------------------------------------
     6,500,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds (Hlth. Syst.), Ser. B,
               9 1/4s, 11/15/15                      B2               7,353,125
     1,150,000 Allentown, Hosp. Auth. Rev. Bonds
               (Sacred Heart Hosp.), Ser. A,
               6 3/4s, 11/15/14                      Baa3             1,152,875
     7,925,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             8,549,094
     1,700,000 Chester Cnty., Hlth. & Ed. Fac.
               Auth. Rev. Bonds (Jenners Pond,
               Inc.), 7 5/8s, 7/1/34                 BB-/P            1,719,125
     3,750,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
               (Office & Pkg.), Ser. A, 6s, 1/15/25  CCC/P            1,743,750
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               1,498,125
               Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds
     2,250,000 (St. Luke's Hosp. - Bethlehem),
               5 3/8s, 8/15/33                       Baa2             2,089,688
     2,860,000 (Lehigh Valley Hosp. Hlth. Network),
               Ser. A, 5 1/4s, 7/1/32                A2               2,763,475
     1,750,000 New Morgan, Indl. Dev. Auth. Solid
               Waste Disp. Rev. Bonds (New Morgan
               Landfill Co., Inc.), 6 1/2s, 4/1/19   BB-              1,719,375
     2,000,000 PA Econ. Dev. Fin. Auth.
               Rev. Bonds (Amtrak Project), Ser. A,
               6 3/8s, 11/1/41                       A3               2,050,000
     9,000,000 PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds (Colver
               Proj.), Ser. E, 8.05s, 12/1/15        BBB-             9,286,020
               PA State Higher Edl. Fac. Auth.
               Rev. Bonds
     1,500,000 (Widener U.), 5.4s, 7/15/36           BBB+             1,496,250
     1,345,000 (Philadelphia College of Osteopathic
               Med.), 5s, 12/1/13                    A                1,422,338
               Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds
     4,858,731 (Graduate Hlth. Syst. Oblig. Group),
               7 1/4s, 7/1/18 (In default) (NON)     D/P                  6,073
     3,000,000 (Jeanses Hosp. Project), 5 7/8s,
               7/1/17                                Baa2             3,000,000
               Scranton, G.O. Bonds, Ser. C
     3,060,000 7.1s, 9/1/31                          AAA/P            3,756,150
     1,000,000 7s, 9/1/22                            AAA/P            1,221,250
     2,500,000 West Cornwall, Tpk. Muni. Auth.
               Rev. Bonds (Elizabethtown College),
               6s, 12/15/27                          BBB+             2,559,375
     2,600,000 West Shore, Area Hosp. Auth.
               Rev. Bonds (Holy Spirit Hosp.),
               6 1/4s, 1/1/32                        BBB+             2,639,000
     2,000,000 York Cnty., Indl. Dev. Auth.
               Rev. Bonds,  (PSEG Power, LLC.)
               Ser. A, 5 1/2s, 9/1/20                Baa1             2,020,000
                                                                 --------------
                                                                     58,045,088

Puerto Rico (0.8%)
-------------------------------------------------------------------------------
     7,400,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3             7,686,750

Rhode Island (0.1%)
-------------------------------------------------------------------------------
       710,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 6/1/42    BBB                584,863

South Carolina (2.7%)
-------------------------------------------------------------------------------
     1,645,000 Connector 2000 Assn., Inc. SC Toll
               Road Rev. Bonds (SR-Southern
               Connector), Ser. A, 5 3/8s, 1/1/38    B-               1,071,306
     2,120,000 Florence Cnty., Indl. Dev. Auth.
               Rev. Bonds (Stone Container Corp.),
               7 3/8s, 2/1/07                        Ba3              2,155,510
     2,275,000 Lexington Cnty. Rev. Bonds, 5 1/2s,
               11/1/32                               A2               2,289,219
     4,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             4,170,000
               SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth. Alliance)
     3,800,000 Ser. A, 7 3/8s, 12/15/21              Baa2             4,645,500
     5,000,000 Ser. C, 6s, 8/1/20                    Baa2             5,125,000
     9,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   BBB              7,683,750
                                                                 --------------
                                                                     27,140,285

South Dakota (0.1%)
-------------------------------------------------------------------------------
     1,650,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    BBB              1,433,438

Tennessee (1.5%)
-------------------------------------------------------------------------------
     1,000,000 Elizabethton, Hlth. & Edl. Fac.
               Board Rev. Bonds (Hosp. Ref. &
               Impt.), Ser. B, 8s, 7/1/33            Baa2             1,177,500
     6,500,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A,
               7 1/2s, 7/1/33                        BBB+             7,531,875
               Memphis-Shelby Cnty., Arpt. Auth.
               Rev. Bonds (Federal Express Corp.)
     4,000,000 5.05s, 9/1/12                         Baa2             4,215,000
     2,000,000 4 1/2s, 7/1/14                        Baa2             1,967,500
                                                                 --------------
                                                                     14,891,875

Texas (4.5%)
-------------------------------------------------------------------------------
     6,850,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 5.9s, 11/15/25   BB/P             6,293,438
     3,985,000 Crawford Ed. Fac. Rev. Bonds (U. St.
               Thomas), 5 3/8s, 10/1/27              BBB+             3,820,619
     2,500,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Rev. Bonds (American Airlines,
               Inc.), 8 1/4s, 11/1/36                Caa2             1,843,750
     3,000,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 6 3/8s, 5/1/35       Caa2             1,878,750
       500,000 Georgetown, Hlth. Fac. Dev. Corp.
               Rev. Bonds, 6 1/4s, 8/15/29           BB                 474,375
               Houston, Arpt. Syst. Rev. Bonds
     7,000,000 (Special Fac. - Continental
               Airlines, Inc.), Ser. E, 6 3/4s,
               7/1/21                                B-               5,635,000
     3,000,000 (Continental Airlines, Inc.),
               Ser. C, 5.7s, 7/15/29                 B-               1,983,750
     5,500,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Memorial Hlth. Syst. of
               East TX), 5.7s, 2/15/28               BBB              5,273,125
     5,265,000 Round Rock, Hotel Occupancy Tax
               Rev. Bonds (Convention Ctr.
               Complex), 5.85s, 12/1/24              BBB/P            5,021,494
     4,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             4,691,250
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
     6,250,000 6 1/8s, 7/1/23                        Baa2             6,329,563
     2,095,000 6s, 7/1/25                            Baa2             2,097,619
                                                                 --------------
                                                                     45,342,733

Utah (1.2%)
-------------------------------------------------------------------------------
               Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A
     1,000,000 7 1/2s, 2/1/10                        BB-              1,024,910
       600,000 7.45s, 7/1/17                         BB-                621,000
     5,500,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac. Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       Baa2             5,465,625
     4,480,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil Project), 5.05s,
               11/1/17                               Baa1             4,810,400
                                                                 --------------
                                                                     11,921,935

Virginia (2.7%)
-------------------------------------------------------------------------------
     5,250,000 Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6.7s, 6/1/27                  BB+/P            5,328,750
     2,000,000 Henrico Cnty., Indl. Dev. Auth. IFB
               (Bon Secours Hlth. Syst.), FSA,
               10.205s, 8/23/27                      Aaa              2,547,500
     2,500,000 James Cnty., Indl. Dev. Auth.
               Rev. Bonds (Williamsburg), Ser. A,
               6 1/8s, 3/1/32                        BB-/P            2,509,375
     4,000,000 Peninsula Ports Auth. Rev. Bonds (VA
               Baptist Homes), Ser. A, 7 3/8s,
               12/1/32                               B+/P             4,125,000
     3,910,000 Pocahontas Parkway Assn. Toll Rd.
               Rev. Bonds, Ser. A, 5 1/2s, 8/15/28   BB               3,323,500
               Roanoke Cnty. Indl. Dev. Auth.
               Rev. Bonds (Res. Care Fac.), Ser. A
     2,000,000 6.3s, 7/1/35                          B+/P             1,990,000
     1,000,000 4.4s, 7/1/08                          B+/P               993,750
     1,000,000 Russell Cnty. Indl. Dev. Auth. Poll.
               Control Rev. Bonds (Appalachian Pwr.
               Co.), Ser. I, 2.7s, 11/1/07           Baa2               992,500
     5,510,000 Suffolk, Redev. & Hsg. Auth.
               Rev. Bonds (Beach-Oxford Apts.),
               6 1/4s, 10/1/33                       BB-/P            5,000,325
                                                                 --------------
                                                                     26,810,700

Washington (0.9%)
-------------------------------------------------------------------------------
     4,870,000 Tobacco Settlement Auth. of WA
               Rev. Bonds, 6 1/2s, 6/1/26            BBB              4,559,538
     5,500,000 Washington Cnty., Hsg. & Redev.
               Auth. Rev. Bonds (Healtheast),
               5 1/2s, 11/15/27                      Ba2              4,805,625
                                                                 --------------
                                                                      9,365,163

West Virginia (0.7%)
-------------------------------------------------------------------------------
     3,475,000 Mason Cnty., Poll. Control FRB
               (Appalachian Pwr. Co. Project),
               Ser. L, 5 1/2s, 10/1/22               Baa2             3,475,000
     4,495,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      B2               3,253,240
                                                                 --------------
                                                                      6,728,240

Wisconsin (0.6%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     1,000,000 7s, 6/1/28                            BBB                952,500
     5,500,000 6 3/8s, 6/1/32                        BBB              4,675,000
                                                                 --------------
                                                                      5,627,500

Wyoming (0.9%)
-------------------------------------------------------------------------------
     5,350,000 Sweetwater Cnty., Poll. Control
               Rev. Bonds (Idaho Power Co.
               Project), Ser. A, 6.05s, 7/15/26      A3               5,644,250
     3,400,000 Sweetwater Cnty., Poll. Control
               VRDN (Pacificorp.), Ser. B, 1.15s,
               1/1/14                                VMIG1            3,400,000
                                                                 --------------
                                                                      9,044,250
                                                                 --------------
               Total Municipal bonds and notes
               (cost $977,255,311)                                 $979,408,183

Preferred stocks (1.1%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     2,000,000 Charter Mac. Equity Trust 144A
               Ser. A, 6.625%  cum. pfd.             A3              $2,195,000
     8,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A Ser. B, 7 3/4s cum. pfd.     BBB-             9,000,000
                                                                 --------------
               Total Preferred stocks
               (cost $10,000,000)                                   $11,195,000

Common stocks (0.2%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        70,874 Hoover Group, Inc. (NON) (AFF)                                $7
       184,103 Tembec, Inc. (Canada) (NON)                            1,503,249
                                                                 --------------
               Total Common stocks
               (cost $9,057,285)                                     $1,503,256
-------------------------------------------------------------------------------
               Total Investments
               (cost $996,312,596)                                 $992,106,439
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $997,151,328.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2004. Securities rated by Putnam are indicated by "/P" . Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2004 was $26,516,056 or 2.7% of net assets.

(AFF) Affiliated Companies (Note 5).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDN, mandatory put bonds, and Floating Rate Bonds (FRB) are the current interest rates at July 31, 2004.

      The fund had the following industry group concentrations greater than 10% at July 31, 2004 (as a percentage of net assets):

      Health care            35.9%
      Utilities              15.0

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
July 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated Issuers (identified cost $996,312,596)              $992,106,432
-------------------------------------------------------------------------------
Affiliated Issuers (identified cost $--) (Note 5)                           7
-------------------------------------------------------------------------------
Cash                                                                  176,716
-------------------------------------------------------------------------------
Interest and other receivables                                     14,103,716
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                199,944
-------------------------------------------------------------------------------
Receivable for securities sold                                     11,287,526
-------------------------------------------------------------------------------
Total assets                                                    1,017,874,341

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,697,276
-------------------------------------------------------------------------------
Payable for securities purchased                                   16,220,845
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,135,402
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          895,878
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            208,411
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                130,000
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,118
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                279,013
-------------------------------------------------------------------------------
Other accrued expenses                                                154,070
-------------------------------------------------------------------------------
Total liabilities                                                  20,723,013
-------------------------------------------------------------------------------
Net assets                                                       $997,151,328

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,182,130,934
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        2,539,732
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (183,313,181)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                         (4,206,157)
-------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares
outstanding                                                      $997,151,328

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($798,736,694 divided by 64,085,614 shares)                            $12.46
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $12.46)*                $13.05
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($180,830,324 divided by 14,485,594 shares)**                          $12.48
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,599,538 divided by 850,042 shares)**                              $12.47
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,984,772 divided by 560,450 shares)                                 $12.46
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.46)***              $12.88
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended July 31, 2004

Interest income:                                                  $70,377,178
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,543,183
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,247,115
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             40,661
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       22,508
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,779,034
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,713,061
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 111,705
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  40,621
-------------------------------------------------------------------------------
Other                                                                 265,501
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           17,961
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (17,961)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (182,373)
-------------------------------------------------------------------------------
Total expenses                                                     11,581,016
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (41,179)
-------------------------------------------------------------------------------
Net expenses                                                       11,539,837
-------------------------------------------------------------------------------
Net investment income                                              58,837,341
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (68,993,242)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year         85,385,128
-------------------------------------------------------------------------------
Net gain on investments                                            16,391,886
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $75,229,227
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended July 31
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $58,837,341      $76,752,234
-------------------------------------------------------------------------------
Net realized loss on investments                 (68,993,242)     (46,006,262)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    85,385,128      (14,729,467)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        75,229,227       16,016,505
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
-------------------------------------------------------------------------------
Class A                                             (203,556)         (17,230)
-------------------------------------------------------------------------------
Class B                                              (46,466)          (3,945)
-------------------------------------------------------------------------------
Class C                                               (2,543)            (187)
-------------------------------------------------------------------------------
Class M                                               (1,816)            (171)
-------------------------------------------------------------------------------
From tax-exempt income
-------------------------------------------------------------------------------
Class A                                          (48,239,448)     (62,725,610)
-------------------------------------------------------------------------------
Class B                                           (9,618,834)     (13,041,582)
-------------------------------------------------------------------------------
Class C                                             (514,977)        (610,914)
-------------------------------------------------------------------------------
Class M                                             (418,432)        (601,649)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (265,227,788)    (113,047,446)
-------------------------------------------------------------------------------
Total decrease in net assets                    (249,044,633)    (174,032,229)
-------------------------------------------------------------------------------

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,246,195,961    1,420,228,190
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $2,539,732 and
$3,083,364, respectively)                       $997,151,328   $1,246,195,961
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
Per-share                                                             Year ended July 31
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.31          $12.88          $13.39          $13.27          $14.13
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                         .68             .74             .83             .80             .80
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    .15            (.57)           (.52)            .11            (.85)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                        .83             .17             .31             .91            (.05)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.68)           (.74)           (.82)           (.79)           (.81)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.68)           (.74)           (.82)           (.79)           (.81)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $12.46          $12.31          $12.88          $13.39          $13.27
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       6.87            1.34            2.38            7.10            (.24)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $798,737      $1,000,769      $1,115,695      $1,145,710      $1,114,842
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                     .92 (c)         .91             .90             .88             .86
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    5.43 (c)        5.83            6.31            6.01            5.95
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      18.25           28.90           19.87           17.95           12.05
------------------------------------------------------------------------------------------------------------------


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation the expenses of the fund for the period ended July 31, 2004 reflect a reduction of 0.02% of the average net assets for class A shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
Per-share                                                            Year ended July 31
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.33          $12.90          $13.41          $13.29          $14.15
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                         .60             .67             .76             .73             .73
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    .15            (.57)           (.52)            .12            (.86)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                        .75             .10             .24             .85            (.13)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.60)           (.67)           (.75)           (.73)           (.73)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.60)           (.67)           (.75)           (.73)           (.73)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $12.48          $12.33          $12.90          $13.41          $13.29
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       6.16            0.82            1.88            6.55            (.82)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $180,830        $222,970        $281,825        $356,506        $441,174
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    1.57 (c)        1.43            1.40            1.39            1.44
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    4.78 (c)        5.32            5.83            5.49            5.36
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      18.25           28.90           19.87           17.95           12.05
------------------------------------------------------------------------------------------------------------------


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation the expenses of the fund for the period ended July 31, 2004 reflect a reduction of 0.02% of the average net assets for class B shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------
Per-share                                                             Year ended July 31
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.31          $12.89          $13.39          $13.27          $14.13
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                         .58             .64             .72             .69             .69
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    .16            (.58)           (.51)            .12            (.85)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                        .74             .06             .21             .81            (.16)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.58)           (.64)           (.71)           (.69)           (.70)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.58)           (.64)           (.71)           (.69)           (.70)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $12.47          $12.31          $12.89          $13.39          $13.27
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       6.11            0.45            1.64            6.25           (1.05)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $10,600         $12,028         $11,002          $6,779          $3,945
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    1.72 (c)        1.71            1.70            1.68            1.66
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    4.64 (c)        5.02            5.46            5.20            5.16
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      18.25           28.90           19.87           17.95           12.05
------------------------------------------------------------------------------------------------------------------


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation the expenses of the fund for the period ended July 31, 2004 reflect a reduction of 0.02% of the average net assets for class C shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
Per-share                                                             Year ended July 31
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.31          $12.89          $13.39          $13.27          $14.14
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                         .64             .70             .79             .76             .77
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    .15            (.58)           (.51)            .12            (.87)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                        .79             .12             .28             .88            (.10)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.64)           (.70)           (.78)           (.76)           (.77)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.64)           (.70)           (.78)           (.76)           (.77)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $12.46          $12.31          $12.89          $13.39          $13.27
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       6.56            0.96            2.16            6.79            (.62)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $6,985         $10,429         $11,706         $11,474         $13,745
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    1.22 (c)        1.21            1.20            1.18            1.16
------------------------------------------------------------------------------------------------------------------
Ratio of net investment inco
to average net assets (%)                    5.13 (c)        5.54            6.00            5.70            5.65
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      18.25           28.90           19.87           17.95           12.05
------------------------------------------------------------------------------------------------------------------


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation the expenses of the fund for the period ended July 31, 2004 reflect a reduction of 0.02% of the average net assets for class M shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
July 31, 2004

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax-exempt securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares but lower than class C shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class A, class B, and class M shares, do not pay front-end sales charge but have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2004, the fund had a capital loss carryover of $138,126,405 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
-------------------------------
   $21,345,454    July 31, 2006
    23,390,767    July 31, 2007
     7,813,842    July 31, 2008
     1,682,906    July 31, 2009
     1,466,587    July 31, 2010
     4,722,800    July 31, 2011
    77,704,049    July 31, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2005, $41,584,036 of losses recognized during the period November 1, 2003 to July 31, 2004.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, the expiration of capital loss carryover, dividends payable, defaulted bond interest, market discount, straddle loss deferrals and amortization/accretion. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2004, the fund reclassified $334,901 to decrease undistributed net investment income and $16,178,513 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $16,513,414.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $41,902,054
Unrealized depreciation            (45,861,694)
                                  ------------
Net unrealized depreciation         (3,959,640)
Undistributed tax-exempt
income                               5,357,602
Undistributed ordinary income           77,571
Capital loss carryforward         (138,126,405)
Post-October loss                  (41,584,036)
Cost for federal income
tax purposes                      $996,066,079

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, and 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds. For the year ended July 31, 2004, Putnam Management waived $182,363 of its management fee to the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended July 31, 2004, the fund paid PFTC $1,061,406 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2004, the fund's expenses were reduced by $41,179 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,888, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $20,106 and $132 from the sale of class A and class M shares, respectively, and received $488,748 and $1,698 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $195,531,870 and $490,728,641, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At July 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,732,805       $34,050,893
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,371,678        29,690,091
----------------------------------------------------------------
                                     5,104,483        63,740,984

Shares repurchased                 (22,318,200)     (278,790,981)
----------------------------------------------------------------
Net decrease                       (17,213,717)    $(215,049,997)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,302,265       $92,127,348
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,953,632        37,186,069
----------------------------------------------------------------
                                    10,255,897       129,313,417

Shares repurchased                 (15,560,514)     (195,724,936)
----------------------------------------------------------------
Net decrease                        (5,304,617)     $(66,411,519)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            930,003       $11,644,576
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       387,564         4,859,493
----------------------------------------------------------------
                                     1,317,567        16,504,069

Shares repurchased                  (4,916,360)      (61,526,126)
----------------------------------------------------------------
Net decrease                        (3,598,793)     $(45,022,057)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,854,677       $23,435,847
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       512,488         6,465,446
----------------------------------------------------------------
                                     2,367,165        29,901,293

Shares repurchased                  (6,122,644)      (77,328,504)
----------------------------------------------------------------
Net decrease                        (3,755,479)     $(47,427,211)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            180,330        $2,259,492
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        21,463           268,452
----------------------------------------------------------------
                                       201,793         2,527,944

Shares repurchased                    (328,482)       (4,093,502)
----------------------------------------------------------------
Net decrease                          (126,689)      $(1,565,558)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            345,325        $4,381,427
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        25,053           308,458
----------------------------------------------------------------
                                       370,378         4,689,885

Shares repurchased                    (247,328)       (3,113,145)
----------------------------------------------------------------
Net increase                           123,050        $1,576,740
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             18,623          $232,608
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        22,470           281,100
----------------------------------------------------------------
                                        41,093           513,708

Shares repurchased                    (327,841)       (4,103,884)
----------------------------------------------------------------
Net decrease                          (286,748)      $(3,590,176)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             47,097          $565,889
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        31,500           421,804
----------------------------------------------------------------
                                        78,597           987,693

Shares repurchased                    (139,917)       (1,773,149)
----------------------------------------------------------------
Net decrease                           (61,320)        $(785,456)
----------------------------------------------------------------

Note 5
Transactions with affiliated issuers Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                       Purchase          Sales       Dividend         Market
Affiliate                  Cost           Cost         Income          Value
----------------------------------------------------------------------------
Hoover Group, Inc.*         $--            $--            $--             $7


Market values are shown for those securities affiliated at period end.

* Security was acquired as part of a corporate action.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended July 31, 2004, Putnam Management has assumed $17,961 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Federal tax information
(Unaudited)

The fund has designated 99.6% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). And, prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company) and TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2004, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Putnam Floating Rate Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application.
 To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN042-216502  9/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:
                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
July 31, 2004       $69,779*    $--             $6,306    $206
July 31, 2003       $66,955     $--             $5,703    $--

* Includes fees of $ 888 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended July 31, 2004 and July 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $140,140 and $ 79,298 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
June 30, 2004       $--             $--   $--         $--
June 30, 2003       $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Items 6. Schedule of Investments: Not applicable
---------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: September 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 27, 2004